Exhibit 2

200

Westpac 2019 Interim Results Index 2019 Interim Result Presentation 2 3 Investor Discussion Pack of 2019 Interim Result 33 Strategy 34 Overview Performance discipline Service leadership Workforce revolution Digital transformation Sustainable futures 39 44 46 51 52 60 Conduct and Governance 64 Earnings drivers Revenue Expenses Impairments 74 75 78 80 Credit quality 81 Capital, Funding and Liquidity 106 Divisional results Consumer Bank Business Bank BT Financial Group Westpac Institutional Bank Westpac New Zealand 116 117 120 123 127 130 Image on front Westpac’s advertising campaign ‘Helping customers in their moment of need’ Economics 136 Appendix and Disclaimer 153 Image on left Contact us 162 Westpac’s ‘bank in a box’ up and running in the carpark at Annandale Central shopping centre Disclaimer 163 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Brian Hartzer Chief Executive Officer Financial results throughout this presentation are in Australian dollars and are based on cash earnings unless otherwise stated. Refer page 41 for definition. Results principally cover the 1H19, 2H18 and 1H18 periods. Comparison of 1H19 versus 2H18 (unless otherwise stated)

Summary 1H19 4 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack •Disappointing 1H19 earnings compared to 2H18: -Reported net profit down 19%, cash earnings down 14% -Excl. major remediation & restructuring items cash earnings down 1% •Taking action on key priorities: -Exiting advice; wealth strategy reset -Remediating customer issues -Actioning Royal Commission recommendations -Reducing structural costs •Balance sheet strength maintained •Service strategy delivering for customers

1H19 earnings snapshot 5 Reported 1H19 Change 1H19 – 2H181 Change 1H19 – 1H181 Reported net profit $3,173m (19%) (24%) Cash earnings $3,296m (14%) (22%) Cash EPS2 95.8c (14%) (23%) Return on equity3,4 10.4% (165bps) (353bps) Margin (excl. Treasury & Markets)4 2.04% (2bps) (12bps) Expense to income ratio4 49.9% Large Large Cash earnings5 $4,049m (1%) (5%) Cash EPS2,5 117.6c (2%) (6%) Return on equity3,4,5 12.8% (15bps) (114bps) & Markets)4,5 Margin (excl. Treasury 2.09% 1bp (7bps) Expense to income ratio4,5 43.7% (6bps) 193bps 1 Prior year cash earnings comparatives have been restated for the impacts of AASB 9 & AASB 15. 2 Cash EPS is cash earnings divided by the weighted average ordinary shares. 3 Return on equity is cash earnings divided by average ordinary equity. 4 Cash earnings basis. 5 Major remediation and restructuring items (major items) include provisions for estimated customer refunds, payments and associated costs, along with restructuring costs associated with resetting the Group’s wealth strategy. For further details see slide 40. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Cash earnings excluding major remediation and restructuring items5

1H19 divisional snapshot 6 Change 1H19 – 2H18 Cash earnings 1H19 ($m) major items1 As reported Excl. Consumer Bank $1,514 7% - Business Bank $1,013 (6%) 5% BT Financial Group ($305) large (18%) Westpac Institutional Bank $543 1% 1% New Zealand (NZ$) $555 4% 1% Group Businesses $7 (85%) (89%) 1 Major remediation and restructuring items (major items) include provisions for estimated customer refunds, payments and associated costs, along with restructuring costs associated with resetting the Group’s wealth strategy. For further details see slide 40. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Strong balance sheet; dividend maintained 7 50 10 45 8.2 9 35 6 5 1 Common equity Tier 1 capital ratio on an APRA Basel III basis. 2 LCR is Liquidity coverage ratio, NSFR is Net stable funding ratio. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Stressed exposures to total committed exposure (%) Impairment charge Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Mar-18 Sep-18 Mar-19 2.17 $333 million (9 bps of loans) 1.60 1.24 1.20 1.05 1.09 1.08 1.10 0.99 Dividends (cents per share) 1H121H131H141H151H161H171H181H19 90 92 82 84 86 88 93 94 94 94 94 94 94 94 94 Common equity Tier 11 (ratio % and $bn) 55$bnRatio (%)10.610.610.612 11 9.19.09.59.5 40 8 7 30 25 20 4 153 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Mar-19 45 45 43 39 34 30 28 25 Liquidity ratios2 (%) LCRNSFR Mar-17Sep-17Mar-18Sep-18Mar-19 138 134 133 125 124 114 113 112 108 109

Delivering our 2019 priorities 8 Deal with 1 outstanding issues Momentum in 2 customer franchise Structural cost reduction 3 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Taking decisive action on outstanding issues 9 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Reset wealth strategy •Reset wealth strategy and commenced exit of personal financial advice Customer remediation •Provided more clarity on major areas of remediation •Approximately $200 million paid to customers to date Royal Commission response •Implementing recommendations •Clear executive accountability ‘Get it right, put it right’ initiative •Continuing product reviews and simplification •Improved complaints handling •Working to close out legacy regulatory/compliance issues

Building momentum in customer franchise1,2 10 er dashboard now in place p 3% ce quality moter Score Consumer Bank #2 k #1 73% iment - 346 ATMs consolidated 1 See page 160 for definitions. 2 Metrics are 1H19 compared to 2H18 unless otherwise stated. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Cost to serve Customer retention Business Ban Emp sent loyee • • Improved complaints handling times, down 22% • Proactive fraud detection prevented $5m in customer loss Stability of infrastructure improved – no severity 1 incidents since April 2018 • Property - 2 corporate sites exited - 40 branches closed • Digitally active customers up to 4.9m • Branch transactions down 8% • 52% of accounts now on eStatements New customers Depth of relationship • Increased new Australian banking customers 36,000 • General insurance gross written premiums u • Panorama – 29% rise in advisers using platform by over Servi Net Pro • Custome consum • r Service Hub live, rollout underway, new Further roll out of “life events” campaign to support customers in times of need • New banker desktop in Business Bank

Digital highlights 11 finances1,2 • Blocked over $110,000 in gambling (customer opt in) opportunities 1 Australia unless otherwise stated. 2 1H19 on 2H18. 3 Launched for Bank of Melbourne, BankSA and St.George Bank. 4 Uno is an online mortgage broker. 5 Zip offers point-of-sale credit and digital payment services. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Help managing • Credit card alert emails • Online card limit reductions card payments to online More digital sales1,2 • Fully digital sales now 36% of total (35% of NZ) • Online TD renewals more than doubled Leader in Fintech 4 5 • Expanded Reinventure funds to $150m, portfolio value well exceeds investment • Generating real strategic value, insights and New features • New chat-bot ‘Red’ uses IBM’s Watson AI • EasyID (NZ) materially improves account opening • Digital mortgage progress - Digital mortgage launched3 - Customer Service Hub - eConveyancing up 12% - Electronic signatures

Consistent investment in technology infrastructure 12 Stability and security • No severity 1 incidents since April 2018 Panorama • New reporting functionality; rolled-out digital signatures • • System live – rollout underway Improves mortgage process for customers and bankers while reducing cost Customer Service Hub (CSH) • • Rolled out to Westpac consumer customers Westpac processed one third of all Osko payments New Payments Platform • • • New HR system improves workforce cost management New risk analytics platform Upgraded desktop software, new teleconferencing facilities Internal systems Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Structural cost reduction - 1H19 13 in cash turnover from branches ATMs, and corporate sites $33m 1 In Australia. 2 Annualised. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Simplify• FTE down ~800 (net) • Continued product simplification $88m• Removed over $700m Digitise• Digital sales now 36% of total1 • Reduced physical presence; branches, • Reduced 50 tonnes of paper2 Modernise• CSH now live, scaled roll out underway • 20% increase in cloud storage volumes; $25m13 applications removed; 130 APIs in use • ~120 contracts reviewed/renegotiated Productivity savings ($m) Delivered1H19ExpectedFY19 1H19changesadditionalTarget flowingopportunities to 2H19 400 146 124 130

Summary 14 customer franchise outstanding issues cost reduction 1 RC is Royal Commission, CGA is Westpac’s Culture, Governance and Accountability self-assessment. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack •Cash earnings lower – material uplift in provisions •Decisive action on wealth strategy and remediation •Taking costs out: structural productivity work delivering •Change underway to address RC & CGA1 recommendations •Continuing to deliver on service strategy •Maintain focus on 2019 priorities: 1Deal with2Momentum in3Structural

Peter King Chief Financial Officer Financial results throughout this presentation are in Australian dollars and are based on cash earnings unless otherwise stated. Refer page 41 for definition. Results principally cover the 1H19, 2H18 and 1H18 periods. Comparison of 1H19 versus 2H18 (unless otherwise stated)

Results impacted by major remediation items1 & restructuring 16 70 4,049 (753) 35 128 1 Major remediation and restructuring items (major items) include provisions for estimated customer refunds, payments and associated costs, along with restructuring costs associated with resetting the Group’s wealth strategy. For further details see slide 40. 2 Excludes impact of major items. 3 NCI is non-controlling interests. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 2H18 Add back 2H18 major items 2H18 excl. major items Net interest income² Non-interest income² Expenses² Impairment charges 2,3 Tax & NCI 1H19 excl. major items 1H19 major items 1H19 Cash earnings movements ($m) 1H19 v 2H18 2814,09526(305) 3,814 Down 1% Down 14% 3,296

Major/infrequent/volatile items 17 Major items1 – by area ($m after tax) 1H18 2H18 1H19 Wealth remediation – (141) (484) Banking remediation – (140) (133) Wealth reset – – (136) Total – (281) (753) Major items1 – by line item ($m) 1H18 2H18 1H19 Revenue – (268) (812) Expenses – (112) (274) Core earnings – (380) (1,086) Cash earnings – (281) (753) 1 Major remediation and restructuring items (major items) include provisions for estimated customer refunds, payments and associated costs, along with restructuring costs associated with resetting the Group’s wealth strategy. For further details see slide 40. 2 CVA is credit valuation adjustment. 3 Excludes capital benefit. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Hastings P&L ($m) 1H182H181H19 Revenue3 23180– Expenses(37)(121)– Core earnings(14)59– Cash earnings(2)19– Infrequent/volatile items ($m after tax) 1H182H181H19 Asset sales(7)–41 Fund manager revaluations–(13)– Group CVA2 (1)13(11) Total cash earnings impact(8)–30

Australian mortgage growth slowed 18 1 I/O is interest only mortgage lending. P&I is principal and interest mortgage lending. 2 Total excludes line of credit. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Runoff (% of opening balance)1H182H181H19 I/O11119 P&I151514 Runoff dynamics Runoff ($bn)Runoff of opening balance (% annualised) 13.313.4 12.5 28.329.427.7 1H182H181H19 Australian mortgages mix (%) Line of creditP&I¹I/O¹ 5 4 4 3 66 61 56 49 46 40 35 31 Sep-17Mar-18Sep-18Mar-19 Mortgage growth composition (%) 1H182H181H19 Owner occupied growth332 Investor growth21– Total growth2 321

Margins well managed in difficult environment 19 2.12 0.10 Hedged capital / deposits ($bn) 3% 49 Capital hedged Deposits hedged 41 Mar-19 Oct-15 Dec-16 Feb-18 1 Tractor is the 3 year moving average hedge rate for hedges on capital and low rate deposits. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Tractor rate1 (%) 3 year swap rate (spot)Tractor 2% 1% 3mth BBSW (%) 2.10 2.00 1.90 1.80 1.70 1.60 Jun-17Jan-18Sep-18Apr-19 Net interest margin (bps) Treasury & Markets impact on NIMNIM excl. Treasury & Markets 2.162bps2.181bp1bp(1bp)0bp(2bps)2.17(5bps) 0.10 NIM excl. Treasury, Markets and remediation items up 1bp 0.08 0.08 2.08 2.09 2.06 2.04 2H182H18 add2H18 excl.LoansCustomerCapital &LiquidityTreasury & 1H19 excl.1H191H19 back remediation remediation depositsotherMarketsremediationremediation itemsitemsitemsitems

Treasury1 Markets & income down 5% this half 20 1 Includes net interest income and non-interest income but excludes derivative valuation adjustments. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Markets non-customer and Treasury income ($m) Markets non-customer Treasury 653 1H162H161H172H171H182H181H19 546 247 574 349 162 395 142 484 89 412 406 404 395 60 362 127 72 335 277 235 Markets customer income ($m) 465482 447 1H162H161H172H171H182H181H19 436448448438

Non-interest income down 30%, down 12% excl. major items1 21 565 9911 1 Analysis and comments 2H18 on 1H19 excludes impact of major items. Major remediation and restructuring items (major items) include provisions for estimated customer refunds, payments and associated costs, along with restructuring costs associated with resetting the Group’s wealth strategy. For further details see slide 40. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Net Fees6%1 Cards ($19m); reduced FX fees and annual fees Adviser revenue ($20m) Merchant and NZ fees WIB – infrastructure & syndication 1,0171,0491 34 1H182H181H19 Credit cards Adviser revenue Other retail fees Business & institutional 251 54 205 50 288 282 244 474 481 462 232 Wealth and Insurance31%1 Exit of Hastings ($180m) General insurance catastrophe claims ($94m) Ceasing grandfathered commission payments, competition, platform repricing and lower markets 1,0951 758 1H182H181H19 Hastings Funds Insurance Other 929 32 180 1 521 499 462 326 294 232 90 82 64 Trading and Other19%1 WIB markets income Asset sales (Paymark $38m, Ascalon $3m) 576 1H182H181H19 475

Managing expenses through structural productivity 22 1 Major remediation and restructuring items (major items) include provisions for estimated customer refunds, payments and associated costs, along with restructuring costs associated with resetting the Group’s wealth strategy. For further details see slide 40. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 2H18 Add back 2H18 remediation 2H18 excl. remediation Hastings BAU Structural productivity Reg & compliance Investment 1H19 excl. wealth reset and remediation Wealth reset 1H19 remediation 1H19 1H19 – 2H18 Movement in expenses ($m) 5,007(112)190845,041 4,895(121)99(146) 9314,767 Flat Down 3% excl. major remediation & restructuring items1 Up 1%

Target 1% expense reduction1 $400m in productivity on FY18; 23 Remediation provisions 84 and wealth reset 1 1% reduction is based on FY18 and FY19 expenses excluding provisions for remediation and wealth reset. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Expenses ($m) 5,0075,041 Wealth reset provisions 4,895Expenses excluding remediation 37 Hastings Regulation and compliance Investment (excl. regulation) Run costs (business as usual) 1H182H181H19 4,691 121 4,767 626 Down 1.3% 635 566 621 652 542 3,527 3,546 3,480 112 190

Credit quality sound 24 1.14 1.10 1.09 1.08 1.05 0.0 1 TCE is total committed exposure. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Agriculture, forestry & fishing Wholesale & retail trade Property Services Property services & business services Construction Manufacturing Transport & storage Accommodation, cafes & restaurants Finance & insurance Mining Utilities Stressed exposures as a % of TCE1 Watchlist & substandard 2.1790+ day past due (dpd) and not impaired 1.24 Impaired 1.60 0.85 1.241.20 0.71 0.99 0.65 0.59 0.57 0.55 0.50 0.56 0.54 0.35 0.31 0.43 0.58 0.33 0.35 0.26 0.37 0.39 0.34 0.25 0.44 0.27 0.22 0.20 0.20 0.17 0.15 0.15 0.14 Corporate/business stressed exposure by sector ($bn) 2.0Mar-18Sep-18Mar-19 1.8 1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2

Australian mortgage credit quality sound 25 hardship treatment 398 396 1 Including offset balances. 2 Net of reinsurance costs. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australian mortgage portfolio characteristics Mar-18Sep-18Mar-19 30+ day delinquencies144bps140bps159bps 90+ day delinquencies69bps72bps82bps Customers ahead of repayments168%69%69% Realised mortgage losses2 ($m)483851 Dynamic LVR (weighted average)52%54%57% Properties in possession (number) 482 437 WA QLD Other Mar-17Sep-17Mar-18Sep-18Mar-19 186 382 129 135 152 127 146 133 122 128 103 162 163 141 141 127 Australian mortgage portfolio delinquencies (%) 3.0stor 2.0 1.0 0.0 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 90+ day past due total90+ day past due inve 30+ day past due total Introduced new Australian mortgages 90+ day delinquencies by State (%) 3.0 2.0 1.0 0.0 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 NSW/ACTVIC/TASQLD WASA/NTALL Introduced new hardship treatment

Well collateralised mortgage portfolio 26 5 4 14.5% higher relative to 52 1 Dynamic LVR is the loan to value ratio taking into account the current loan balance, changes in security value based on property priced indices, offset account balances and other loan adjustments. Property valuation source Australian Property Monitors. 2 Source: CoreLogic, 1 May 2019. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australian housing loan to value ratios (LVRs) (%) Portfolio LVR at origination 80% of portfolio 49 1714 11 0<=6060<=7070<=8080<=9090<=95 95<=100>100 Portfolio dynamic LVR1 84% of portfolioNegative equity remains low, as nationally, prices are 5 years ago2 0<=6060<=7070<=8080<=9090<=95 95<=100>100 151711 211.6 Australian housing LVRs (%) 41 NSW & ACTVic & TasQldWASA & NT % of total portfolio by State % of State portfolio with dynamic LVR >90% % of State portfolio with dynamic LVR >100% 27 3 16 5 11 9 7 7 4 4 2 2 2 1

Impairment charge 9bps of loans 27 Write-backs Write-offs New IAPs in Collective Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 173 198 173 (174) (168) (150) 430 428 418 15 (90) (108) 444 368 333 Individually assessed provisions ($m)Collectively assessed provisions ($m)Total ($m) Other movement & recoveriesdirectprovisions 1H18 2H18 1H191H18 2H18 1H191H18 2H18 1H191H18 2H18 1H191H18 2H18 1H19

CET1 ratio 10.6% 28 items1,2 Int. Comp.3 APRA APRA excl. major dividend reinvestment RWA movements translation APRA 1 Major remediation and restructuring items (major items) include provisions for estimated customer refunds, payments and associated costs, along with restructuring costs associated with resetting the Group’s wealth strategy. For further details see slide 40. 2 The impact of major items on the CET1 ratio incudes capital deduction for the associated deferred tax assets. 3 Internationally comparable methodology aligns with the APRA study titled ‘International Capital Comparison Study’ dated 13 July 2015. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack RBNZ considerations • New capital proposals - Tier 1 capital of 16% - RWA measurement changes - Consultation closes 17 May - WNZL has a Tier 1 capital ratio of 14.5% (Mar 19) - Potential NZ$3.5bn – NZ$4bn of additional capital (based on balance sheet at Mar 19) APRA considerations • Further clarity on revised capital frameworks expected 2019/20 • New derivative standard expected to impact Westpac’s CET1 ratio by approx. 20bps in 2H19 CET1 capital ratio (% and bps) Organic +27bpsOther -26bps16.17 10.5010.6310.64 Up 1 bps Mar-18Sep-18Cash earningsFinalDividendOrdinaryOther capitalMajorOther itemsFXMar-19Mar-19 items¹plangrowthimpact (25)4 (5) 96(77)87(7)

Considerations for 2H19 29 1 1% reduction is based on FY18 and FY19 expenses excluding provisions for remediation and wealth reset. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack •Expect system credit growth to moderate •Continued focus on return •Margins: continued competition; lower interest rates; short term funding costs •Non-interest income will reflect impact of previously announced wealth reset; general insurance claims elevated in 1H19 •Expenses targeting 1% reduction on FY181, $400m in productivity -Wealth reset costs in 2H19 ~$70m •Credit quality: expected to remain in good shape, delinquencies to reflect economic environment

Brian Hartzer Chief Executive Officer Financial results throughout this presentation are in Australian dollars and are based on cash earnings unless otherwise stated. Refer page 41 for definition. Results principally cover the 1H19, 2H18 and 1H18 periods. Comparison of 1H19 versus 2H18 (unless otherwise stated)

Operating environment 31 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack •Overall economic fundamentals remain sound •Economic activity has slowed with GDP growth likely to end the year at 2.2% •Expect credit growth to remain soft across both business and consumer •Anticipating lower interest rates •Housing in good shape but a further easing in prices likely •Some regulatory uncertainty remains – expecting some clarity through 2H19

2H19 Priorities 32 outstanding issues customer franchise cost reduction • Finalise wealth reset 1 RC is Royal Commission, CGA is Westpac’s Culture, Governance and Accountability self-assessment. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack •Prioritise customer refunds 1Deal with•Implement recommendations from RC and CGA1 •Deal with regulatory/litigation matters •Continue to grow customer numbers and relationship depth 2Momentum in•Roll out Customer Service Hub •Further migration to digital, especially sales 3Structural•Committed to $400m in FY19 structural productivity

Investor Discussion Pack Financial results throughout this presentation are in Australian dollars and are based on cash earnings unless otherwise stated. Refer page 41 for definition. Results principally cover the 1H19, 2H18 and 1H18 periods. Comparison of 1H19 versus 2H18 (unless otherwise stated)

Strategy

WBC listed on ASX & NZX Westpac Group at a glance: Australia’s First Bank Strategy 35 Key statistics at 31 March 2019 Customers Key financial data for First Half 2019 Reported net profit after tax 14.2m $3,173m Australian household deposit market share5 23% Cash earnings $3,296m Australian mortgage market share6 23% Expense to income ratio9 49.9% Australian business credit market share6 18% Common equity Tier 1 capital ratio (APRA basis) 10.6% New Zealand deposit market share7 Return on equity9 19% 10.4% New Zealand consumer lending market share7 18% Total assets $891bn Australian wealth platforms market share8 Market capitalisation10 18% $89bn 1 31 March 2019 Source: S&P Capital IQ, based in US$. 2 Credit Suisse analysis of expense to income ratio of world’s largest banks April 2019. 3 S&P Global Ratings, Moody’s Investors Service and Fitch Ratings respectively. S&P Global Ratings has Westpac on a negative outlook, Moody’s Investor Services and Fitch Ratings have Westpac on a stable outlook. 4 A member of banking sector leadership group DJSI World, since 2002. Ranked leader in Sustainalytics ESG Rating. 5 APRA Banking Statistics, March 2019 6 RBA Financial Aggregates, March 2019. 7 RBNZ, March 2019. 8 Strategic Insights December 2018, All Master Funds Admin. 9 Cash earnings basis. 10 Based on share price at 29 March 2019 of $25.92. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack •In its 203rd year, Australia’s first bank and first company, opened 1817Consumer •Australia’s 2nd largest bank and 28th largest bank in the world;Bank ranked by market capitalisation1 •Well positioned across key markets with a service-led strategy focused on customers •Supporting consumers and businesses in Australia and New Zealand and customers with ties to these markets •Unique portfolio of brands providing a full range of financial services including consumer, business and institutional banking, and wealth administration •One of the most efficient banks globally2 •Capital ratios are in the top quartile globally, with sound credit quality •Credit ratings3 AA-/ Aa3 / AA-•Leader in sustainability4 Business Bank BT Financial Group Institutional Bank Pacific Westpac New Zealand

Framing our strategic agenda Strategy 36 To be one of the world’s great service companies, helping our customers, communities and people, to prosper and grow Our Vision Strategic Priorities Workforce Revolution Service Leadership Performance Discipline Digital Transformation Targeted Growth • Balance sheet strength • Return disciplines • Great service Non-negotiables • Credit quality • Culture Deal with Customer franchise Structural cost reduction 2019 Priorities outstanding issues momentum Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Progress on our 2019 priorities Strategy 37 Consumer customers - 13 applications removed 2H19 1 Refer to pages 160 and 161 for metric definitions and details of metric provider. 2 MFI is main financial institution. 3 Strategic insights December 2018. All Master Funds Admin. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Structural cost reduction Progress: •$146m in productivity benefits delivered in 1H19 •Migrated activity to digital - 52% of accounts now use eStatements - >900,000 letters sent via digital mail - >90,000 mortgages settled via eConveyancing in 1H19 •Simplified products and processes - 5 products closed •Improvements in major platforms: - Customer service hub (CSH) operational in Westpac brand, St.George brands in - Additional functionality on Panorama with advanced reporting and eSignatures Customer franchise momentum1 Progress: •Increased Australian banking customer numbers by 36k to 11.1m over 1H19 •Number 1 in Net Promotor Score (NPS) for Business customers and Number 2 for •NZ NPS improving - Consumer NPS +11 (up 3) - Business NPS +4 (up 4) •Deepen relationships2 - #2 MFI consumer market share (16%) - #2 MFI SME market share (21%) - #1 MFI commercial market share (26%) - #1 in platform funds under administration3 (18%) Deal with outstanding issues Progress: •Announced reset of Wealth Strategy - Exiting personal financial advice and moving to a referral model - Restructured BTFG businesses into Consumer and Business divisions •Raised provisions for Wealth customer remediation in 1H19 for: - Salaried advisers of $127m (after tax) - Authorised representatives of $357m (after tax) •Centralising the oversight of customer remediation with the Chief Operating Officer •Accelerated processing of customer refunds, paid out approximately $200m to date

What sets Westpac apart Strategy 38 peers globally amortisation period1 (years) mortgages • First Australian bank to: (TCFD) recommendations (2017) 1 Peer 1 and 2 are on continuing operations basis. Peers based on 1H19 results as reported. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Sustainability leadership • Australia’s first bank and first company, opened 1817 - Sign Equator Principles (2003) - Commit to 2 degree economy (2014) • Public support for Taskforce on Climate-related Financial Disclosures • Foundation member of United Nations Environment Program Finance Initiatives Principles for Responsible Banking (2018) • Member of global banking leadership group in Dow Jones Sustainability Index since 2002; sector leader 10 times; ranked #17 in 2018 Conservative balance sheet • Strong credit quality with lowestImpaired assets to gross loans1 (%) impaired assets to gross loans of0.46 • Capital ratios at top end of banks • Provision cover at upper end of peersPeer 1Peer 2Peer 3WBC • Balance sheet weighted toCapitalised software average • Disciplined amortisation of4.9 capitalised software • Only Australian Bank SEC registered – Sarbanes Oxley certification Peer 1Peer 2Peer 3WBC Effective tax rate1 (%) 29.330.2 Peer 1Peer 2Peer 3WBC 28.428.5 3.9 3.4 2.8 0.33 0.260.24 Strong strategic position – consistent strategy • No. 1 or 2 position across key markets – all divisions well placed • Unique portfolio of brands, reaching more customers • Strategic position in platforms and insurance, with a comparative advantage in platforms • No material non-core businesses

Overview

Notable items in 1H19 and 2H18 Results 40 Remediation Wealth reset BTFG 1H19 notable items CB BB BTFG NZ GB1 Group Net interest income (47) (161) (4) - - - (212) Non-interest income - (13) (587) - - - (600) Expenses 31 (14) (101) - - (190) (274) Core earnings (16) (188) (692) - - (190) (1,086) Impairment charges - - - - - - - Tax and non-controlling interests 14 57 208 - - 54 333 Cash earnings (2) (131) (484) - - (136) (753) Remediation GB1 2H18 notable items CB BB BTFG NZ Group Net interest income (99) - - (2) (4) (105) Non-interest income (6) - (146) (11) - (163) Expenses (39) (5) (55) (3) (10) (112) Core earnings (144) (5) (201) (16) (14) (380) Impairment charges - - - - - - Tax and non-controlling interests 34 - 60 4 1 99 Cash earnings (110) (5) (141) (12) (13) (281) 1 Group Businesses. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack In 1H19 and 2H18 the Group raised provisions in relation to certain matters. These are known throughout this document as “notable items” and relate to the following: Customer remediation The Group booked provisions of $617 million (after tax) in 1H19, $281 million in 2H18. The majority of the provisions related to remediation programs for: • Certain ongoing advice service fees associated with the Group’s salaried financial planners • Certain ongoing advice service fees charged by the Group’s authorised representatives that provided financial planning services under Magnitude and Securitor brands • Refunds for certain customers that had interest only loans that did not automatically switch, when required, to principal and interest loans • Refunds to certain business customers who were provided with business loans where they should have been provided with loans covered by the National Consumer Credit Protection Act Resetting Wealth In March 2019, the Group announced its decision to reset its Wealth business. In 1H19, the Group raised provisions for restructuring and transition costs of $190 million (after tax $136 million)

Cash earnings and reported net profit reconciliation Results 41 Reported net profit and cash earnings adjustments ($m) 2H18 1H19 Reported net profit 3,897 3,173 Fair value (gain)/ loss on economic hedges (163) 126 Ineffective hedges 4 (5) % chg 1H19-2H18 % chg 1H19-1H18 1H19 ($m) Adjustments related to Pendal Group (formerly BTIM) 73 4 4.3 Cash earnings 3,296 (14) (22) 4.1 4.0 4.0 3.9 3.9 3.8 Cash EPS (cents) 95.8 (14) (23) Treasury shares 3 (2) Reported net profit 3,173 (19) (24) Cash earnings 3,814 3,296 Reported EPS (cents) 92.3 (19) (25) 1 Cash earnings is not a measure of cash flow or net profit determined on a cash accounting basis, as it includes non-cash items reflected in net profit determined in accordance with AAS (Australian Accounting Standards). The specific adjustments outlined include both cash and non-cash items. Cash earnings is reported net profit adjusted for material items to ensure they appropriately reflect profits available to ordinary shareholders. All adjustments shown are after tax. For further details refer to page 154. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Reported net profit and cash earnings ($bn) Reported profitCash earnings 4.2 3.2 3.3 1H172H171H182H181H19 Cash earnings1 policy •Westpac Group uses a measure of performance referred to as cash earnings to assess financial performance at both a Group and divisional level •This measure has been used in the Australian banking market for over 15 years and management believes it is the most effective way to assess performance for the current period against prior periods and to compare performance across divisions and across peer companies •To calculate cash earnings, reported net profit is adjusted for: - Material items that key decision makers at the Westpac Group believe do not reflect the Group’s operating performance - Items that are not considered when dividends are recommended, such as the amortisation of intangibles, impact of treasury shares and economic hedging impacts - Accounting reclassifications between individual line items that do not impact reported results

1H19 financial snapshot Results 42 Change 1H19– 2H18 Change 1H19 – 1H18 Change 1H19– 2H18 Change 1H19– 1H18 1H19 1H19 Balance sheet Earnings1 Total assets ($bn) 891.1 1% 2% Earnings per share (cents) 95.8 (14%) (23%) Common equity Tier 1 (CET1) capital ratio (APRA basis) 10.6 1bp 14bps (%) Core earnings ($m) 5,062 (14%) (23%) CET1 capital ratio (Internationally comparable2) (%) 16.2 3bps 4bps Cash earnings ($m) 3,296 (14%) (22%) CET1 capital ($bn) 44.7 (1%) 2% Return on equity (%) 10.4 (165bps) (353bps) Risk weighted assets ($bn) 420 (1%) 1% Dividend (cents per share) 94 - - Loans ($bn) 714.3 1% 2% Expense to income ratio (%) 49.9 407bps 816bps Customer deposits ($bn) 511.6 (1%) 2% Net tangible assets per share ($) 15.12 (2%) 1% Net interest margin (%) 2.12 (4bps) (16bps) Funding and liquidity Credit quality Customer deposit to loan ratio (%) 71.6 (132bps) 5bps Impairment charges to average gross loans (bps) 9 (1bp) (4bps) Net stable funding ratio (%) 113 1ppt (1ppt) Impaired assets to gross loans (bps) 24 4bps 2bps Liquidity coverage ratio (%) 138 5ppts 4ppts Impaired provisions to impaired assets (%) 45.7 (38bps) 20bps Total liquid assets3($bn) 151.6 (1%) 3% 1 All measures on a cash earnings basis. 2 Internationally comparable methodology aligns with the APRA study titled ‘International Capital Comparison Study’ dated 13 July 2015. 3 Total liquid assets represent cash, interbank deposits and assets eligible for existing repurchase agreements with a central bank. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Unchanged dividend Results 43 98 9.6 9.4 9.1 8.8 8.4 7.7 6.4 64 64 excl. notable 1H15 2H15 1H16 2H16 1H17 2H17 1H18 2H18 1H19 1 A 1.5% discount will be applied to the market price used to determine the number of shares issued under the DRP. The DRP discount has been applied to give the Group additional capital flexibility, including the expected regulatory changes to the measurement of capital and risk weighted assets likely to be announced in 2H19. 2 DRP participation rate of 35% assumed. 3 Yield based on closing price as at 31 March or 30 September respectively. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Dividend payout ratio (%) Payout ratio (cash earnings basis) Effective payout ratio (after DRP shares issued)¹ 7774808079797685 7272716876 49511H19 payout ratio items 80% 2 Ordinary dividend yield3 (%) Ordinary yieldIncluding franking 10.4 6.7 7.3 6.2 6.6 5.4 5.9 1H162H161H172H171H182H181H19 Dividend considerations • Sustainability of the payout ratio over the medium term • CET1 capital ratio = unquestionably strong benchmark • Surplus franking credits • 1H19 Bank Levy equivalent to 4 cents per share • Performance excluding notable items Dividends per ordinary share (cents) 939494949494949494 1H152H151H162H161H172H171H182H181H19

1H19 cash earnings impacted by notable items of $753m Performance discipline 44 AIEA1 up 2%, margins down 1bp major weather insurance claims $94m (333) (10) (25) charges lower loan spreads, higher short-term grandfathered commission payments ($70m), major weather insurance 87 4,049 (753) 111 4,049 (1) (5) notable items items 1 Average interest-earning assets. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Cash earnings features of 1H19– 2H18 ($m) Lower from no Hastings revenue $180m, 3,8142814,09526(305)12835704,049(753) Down 1% Down 14% 3,296 2H18Add back2H18 ex-Net interest Non-interest Expenses Impairment Tax & NCI1H19 ex-Notable1H19 notablenotableincomeincomechargesnotableitems itemsitemsitems Cash earnings features of 1H19 – 1H18 ($m) AIEA up 4%, margins down 11bps fromLower funds income from platform repricing, lower volume and ceasing funding costs and lower Treasury incomeclaims $66m, and lower trading income $43m 4,251(116)(208)(76) Down 5% Down 22% 3,296 1H18Net interest Non-interestExpensesImpairmentTax & NCI1H19 ex-Notable1H19 incomeincomecharges notable items % Change % Change 1H191H19 –1H19 – $m2H181H18 Net interest8,389(1)(4) income Non-interest income1,714(30)(32) Expenses(5,041)17 Core earnings5,062(14)(23) Impairment Tax and non-controlling(1,433)(18)(23) interests (NCI) Cash earnings3,296(14)(22) Add back notable items753168-Cash earnings ex Reported net profit3,173(19)(24)

Divisional1 contributions Performance discipline 45 Group Businesses 1H19 ($m) CB BB BTFG WIB NZ Group Operating income 4,241 2,510 439 1,425 1,179 309 10,103 Expenses (1,821) (988) (872) (654) (454) (252) (5,041) Core earnings 2,420 1,522 (433) 771 725 57 5,062 Impairment (charges)/benefits (268) (75) 1 (15) (13) 37 (333) Tax & non-controlling interests (638) (434) 127 (213) (188) (87) (1,433) Cash earnings 1,514 1,013 (305) 543 524 7 3,296 Add back notable items 2 131 620 - - - 753 Cash earnings ex notable items 1,516 1,144 315 543 524 7 4,049 % of Group cash earnings ex notable items 37 28 8 13 13 - 1 Refer to division definitions, page 157. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 2H18 Add back notable items 2H18 ex-notable items CB BB BTFG WIB NZ Group Businesses 1H19 ex-notable items Notable items 1H19 2H18 Add back notable items 2H18 ex-notable items CB BB BTFG WIB NZ Group Businesses 1H19 ex-notable items Notable items 1H19 1H19 divisional core earnings movements ($m) 5,919 3806,29923(5)(107)(24)40(78)6,148 (1,086) Down 2% Down 14% 5,062 1H19 divisional cash earnings movements ($m) 2814,095(7)59(67)518(54)4,049 (753) 3,814 Down 1% Down 14% 3,296

More customers, deeper relationships and strong balance sheet Service leadership 46 10.0 134.3 122.1 Wholesale Offshore <1yr 1 Australian banking refers to Consumer Bank and Business Bank. 2 Australian retail refers to Consumer Bank, Business Bank and Private Wealth. 3 WIB includes Group Businesses. 4 In A$. 5 Refer to page 160 for details of metric provider. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Maintain balance sheet strength CET1 capital ratio (%) and capital ($bn) 10.510.510.6 8.78.88.8 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Funding composition by residual maturity (%) Wholesale Onshore <1yr 1 Wholesale Onshore >1yr Wholesale Offshore >1yr Securitisation Equity Customer deposits 11 1 11 8 8 63 62 10 1 5 44 Sep-08Sep-18Mar-19 16 20 5 9 5 8 45 44 40 38 30 28 27 Deepen relationships Transaction account balances ($bn) 234 Australian retailWIBNew Zealand 143.5144.5 Mar-16Mar-17Mar-18Mar-19 Australian customers with a wealth product5 (%) PeersSt.GeorgeWestpac 19.5 18.4 17.9 12.7 10.7 Mar-17Mar-18Mar-19 Grow customers Customer numbers (#m) Australian banking1BT and WIBNew Zealand 13.213.714.014.2 Mar-16Mar-17Mar-18Mar-19 Increase in customer numbers (#’000’s) 244 1H16 2H16 1H17 2H17 1H18 2H18 1H19 216 130126 193 19 23 1.4 1.4 1.4 1.4 1.7 1.7 1.7 1.6 10.9 11.1 10.6 10.3

Supporting customers in life moments Service leadership 47 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Overview As Australia’s oldest company, Westpac prides itself in helping customers when they need it most, particularly in times of uncertainty and change. As a result we have established dedicated resources to help in these major moments These resources include helpful guides, checklists and where to go for help, and what products can support customers. These resources are backed by employees who are trained in these matters and can help customers to get on with what is important to them Specialist help is now available for: • planning a future with someone you love • separating from a partner • loss of a loved one • having a baby • starting a business • dealing with fraud • experiencing financial difficulty • navigating the loss of a job • helping to get big plans off the ground • natural disasters

Supporting customers in life moments Service leadership 48 Supporting customers who are planning to start (or add to) a family: • Features on mortgages such as options to reduce repayments while on parental leave; recognition of paid parental leave and back to work income when applying for a new home loan Parental leave checklist Budget planners and toolkits Protecting your family with insurance Savings products such as Bump and Westpac Life Having a baby • • • • Supporting customers who are separating. A comprehensive Divorce and Separation Hub with self-serve tools including: • • • • • Separation guide Checklists Separation calculator (a stocktake of joint and individual assets and liabilities) Educational videos Privacy and protection referral points Separating from a partner Support for customers experiencing financial hardship through: • • • • Specialist Customer Assist teams and a dedicated support line Opportunity to receive free independent advice from a financial counsellor Dedicated online ‘hub’ providing resources and guides to help get back on track 27,000 customers helped with hardship assistance packages in 1H19 Financial hardship Helping our customers, communities and employees when natural disasters hit, such as bush fires, floods and cyclones. Disaster Relief Packages include: • • • • ability to defer home loan or credit card payments for up to 3 months loan restructuring access to establishment fee-free personal loans at a discounted rate early withdrawal of term deposits with no penalty. Customers with BT Home and Contents insurance may be able to receive assistance including emergency funds and temporary accommodation “Bank in a box”, allows banking services to be available to customers faster in a natural disaster Natural disasters • Supporting customers who are dealing with bereavement and the management of a deceased estate. Loss of a Loved One Hub includes: • • • A support guide and checklist of what you need to know and the documents you need when you manage a deceased estate Estate planning guide and checklist Automatic process for the waiver of certain fees and charges for customers (mortgage and personal loans) in estate management A centralised key estate management team, providing a single point of contact Loss of a loved one • Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Helping customers through natural disaster – Townsville flood case study Service leadership 49 When Townsville was struck by one-in-five-hundred year flood waters in February 2019, Westpac’s coordinated approach across banking and insurance, together with community organisations helped affected customers. In particular, Westpac: Set up its portable branch moved across two sites in Townsville to help customers manage their banking and insurance claims. The converted shipping container is known as ‘bank in a box’ Provided over 410 disaster relief packages to customers1 to help make it easier for customers to manage their finances, including providing alternative arrangements such as repayment holidays. This comprised over: • • • 60 packages across cards and personal lending 200 packages for home loans 150 packages for business banking products Received 1,638 General Insurance claims from customers The total claims from this event currently estimated at $70 million2. 361 claims now finalised and $13 million paid to customers Donated $250,000 to flood-affected communities $150,000 to the Salvation Army and $100,000 to the Foundation for Rural & Regional Renewal to support disaster recovery and programs to build local community resilience Westpac’s ‘bank in a box’ up and running in the carpark at Annandale Cen ral shopping centre 1 Disaster Relief Packages provided to customers to 30 April 2019. 2 Estimated gross cost for Westpac. After reinsurance, the estimated net cost is $36.5m. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Building long term franchise value – customer service Service leadership 50 Improved complaints management Focus on improving the experience of customers who make a complaint: • Group-wide culture program to change the way complaints are identified, logged and dealt with. New training completed by 93% of employees New operating model, centralised complaints teams under one division. New team established to help Customer Care teams solve complaints in the moment Group-wide policy and standards around complaint handling refreshed Improved website and refreshed customer communication materials Established a new Customer Outcome Committee to resolve complex and long dated complaints Increased priority support for vulnerable customers, including faster identification and providing extra care Established Priority Assist (non-complaints) team with dedicated number to support vulnerable customers Using complaints data to identify root causes to feed insights into product reviews and development. Established a root cause monthly forum chaired by the CEO • • • • • • • 22% In time to resolve complaints3 540 Long-dated outstanding complaints resolved in 1H192 1 Refer page 160 for metric definition and details of provider. 2 Defined as total number of complaints outstanding for 120 days or longer. 3 Refers to complaints that are subject to internal dispute resolution. Saving is average time to resolve in March 2019 compared to September 2018. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack New Zealand Business Consumer Customer satisfaction1 Consumer and Business (mean), New Zealand (%) WestpacSt.George brandsPeers 7.5 7.3 7.2 7.2 7.1 Mar-17Mar-18Mar-19 WestpacSt.George brandsPeers 7.7 7.3 7.0 7.0 6.6 Mar-17Mar-18Mar-19 WestpacPeers 78% 74% 74% 71% 68% Mar-17Mar-18Mar-19

Workforce revolution delivering Workforce revolution 51 on LearningBank, our online learning platform, and 1 Culture Index measures four elements: trust and care, service orientation, agility and innovation, and risk culture. 2 Spot number at 31 March for each period. Refer page 161 for metric definition. 3 Lost time injury frequency rate. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Women in Leadership positions2(%) Mar-15Mar-16Mar-17Mar-18Mar-19 50 50 49 46 44 Employee culture and engagement • Employee engagement measured monthly, with six month rolling average 73% (stable) • Culture measured monthly, with the Culture Index1 six month rolling average 73% (stable) • Adopted a single whistle blower approach across the Group. This included a dedicated “Speaking Up Program” designed to provide our people with protections and confidence about raising concerns LTIFR3 (rolling 12 months) (#) 0.900.80 0.69 0.300.37 Mar-15Mar-16Mar-17Mar-18Mar-19 Learning and development • Over 1,525 leaders participated in leadership development programs since the start of 2018, with 1,092 leaders now qualified for the Certificate of Executive Leadership through the AGSM • Employees have enrolled in over 147,000 courses obtained over 150 micro–credentials through partnerships with AGSM, Udacity and Deakin University Service leadership - Navigate • The Navigate program continues to embed ‘Our Compass’ into Westpac, providing our people with a consistent understanding of our code of conduct, values, service promise and vision. The program focuses on clarity around ethical behaviour and treatment of our customers Simplification • Released PeopleHQ, a new cloud HR system for Westpac, with enhanced position management and workforce controls, enabling tighter management of costs and workforce risks • Continued organisation design reviews focusing on structural simplification through removing duplication and layers across the organisation

Four pillars of our digital strategy Digital transformation 52 cost to change Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Reducing cost3to serve and • Replacing aging infrastructure through projects such as Customer Service Hub, and saving customers and bankers time • Streamlining customer interactions and engagement through digital self service • Shifting internal data storage to the cloud to reduce costs Secure and reliable • Protecting both the Group and customers against security threats through digital solutions • Ensuring customers have 24/7 access to core digital services • Improving internal operational resilience • Leveraging data to improve credit decision making Investing in Fintech • Direct investment and investment via Reinventure, the Group’s fintech venture capital fund • Accessing insights and adjacent business opportunities • Creating new commercial partnerships that generate value for customers • Delivering new products for Westpac customers such as Presto Smart Giving customers control • Refining digital services to provide a painless customer experience • Encouraging customers to take greater control of their financial health through services and control features • Creating new services to allow customers to manage their finances more easily

Secure and reliable service Digital transformation 53 time SMS alerts transactions and notify customers in real - Travel notifications: encouraging Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Protecting customers • Protecting customer’s through: - Two-factor SMS authentication - Biometric fingerprint logon to mobile banking - Customer location and payment triangulation to prevent fraud with real - Real time monitoring tools and proactive risk management to identify suspicious time customers to notify us of their travel plans to prevent unauthorised overseas transactions - Malware indicator: inspecting online banking activities to identify if malicious software is present on a customer’s device Severity 1 IT incidents (Australia) 9 1H152H151H162H161H172H171H182H181H19 Detection Identifying fraudulent / suspicious behaviour quickly by implementing security solutions such as: • Real-time monitoring tools and Proactive Risk Manager: Monitoring transactions real-time & identifying suspicious transactions in milliseconds so they can be held, declined or an alert raised for investigation. Customers are then notified and prompted for additional validation • Device ID: Inspecting transaction devices to determine whether the customer is using a known device. Real time monitoring tools provide further validation if required 1010 5 5 2 0 00

Giving customers control Digital transformation 54 to control their finances including: • Ability to close/cancel credit card and reduce credit limits online providing gambling services 2 1 eWallet include transactions via Android Pay, Fitbit Pay, Garmin Pay and Samsung Pay. 2 1H17 Connect usage is St.George only. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack eWallet transactions (#m) 5.5 1H172H171H182H181H19 3.8 2.6 1.1 0.1 Online card lock and unlock (# 000’s) 1,049 1H172H171H182H181H19 908 709 538 347 Online credit card limit reduction (# 000’s) 41 1H182H181H19 3133 Customer control features Continuing to develop and implement services which allows customers • Ability to lock and unlock lost cards online • Ability to place controls on spend with merchants identified as • Online transaction history available for 13 months • Historical statements, including for closed accounts • Providing new payment methods through eWallet1 • Ability to obtain proof of balance Customer direct connect usage (# 000’s) Connecting to a call centre directly via mobile app reducing545 1H172H171H182H181H19 verification time and calls on491 average by 60-90 seconds409 282 66

Reducing cost to serve Digital transformation 55 48 7.7 7.2 60 10 1 Does not include RAMS. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack eACuosntvreaylaianncinAgT(M000s’s()#) 2,9702,9162,835 Mar-17Sep-17Mar-18Sep-18Mar-19 2,542 2,213 Westpac Red interactions Conversations (#'000s)Resolved by Red (%) 82788277 68 77 1822 12 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 eConveyancing1 (000’s) 90.8 1H172H171H182H181H19 79.7 59.1 39.2 26.1 Accounts with eStatements Number (#m)eStatements (%) 52 4345 368.48.9 6.0 Mar-17Sep-17Mar-18Sep-18Mar-19 Progress on key initiatives Digitising processes to improve productivity and enhance the customer experience • More digital communication such as eConveyancing, eStatements, and eSignatures • Improving self service to address common issues via the Westpac Red chatbot • Decreasing physical presence and supporting customer preference for cashless transactions by providing different ways to pay (wearables, eWallet, etc)

channels1 Customers preferring digital Digital transformation 56 4.69 4.53 22.5 21.7 18.6 1 Refer page 160 for definitions. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Branch transactions (#m) 24.4 20.820.1 own 8 Down 11% 2H161H172H171H182H181H19 D % Digital transactions (#m) 333329 304313 279287 own 1 2H161H172H171H182H181H19 D Up 5% % Digitally active customers (#m) 4.814.90 4.33 Up 2% Sep-16Mar-17Sep-17Mar-18Sep-18Mar-19 Up 5% 4.18 Sales via digital (%) 36 29 1H172H171H182H181H19 33 2425

Customer Service Hub Re-engineering the home ownership process Digital transformation 57 Digitising the end-to-end home loan origination experience by 2020 Customer access via any channel Banker dashboard Customer application tracker At any time customers have clarity on their loan application status Single point for bankers to view customer information and loan application status Applications available seamlessly across channels Digital upload of information Customers can upload documents from home Every element of the process supports providing a record of verification Settlement Digital offer and acceptance Plain English terms & conditions and online acceptance Simplified application assessment / approval for customer and banker Digitises a number of manual processes Digital settlement integrated with land titles registry More home ownership needs met at origination Improved customer experience Increased banker productivity Lower cost of change Increased efficiency 50% reduction in customer documents, faster time to conditional approval 1.7x to 1.2x reduction in costs. Single platform across multiple brands 10% more of customer’s lifestyle and protection needs met 25% reduction in banker time spent processing 25% reduction in the cost of mortgage origination Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Leading to: Capabilities to be delivered Strategy

Reinventure – Investing in new fintech businesses1 Digital transformation 58 Westpac has committeWd e$s1t5p0amc tios fainctteivcehlyvernetsupreoncadpinitgaltfounddig, Ritaelintvhernetautrse2a.nRdeionpvpenotrutureneitnieasb.les Westpac to access We encourage diginitsailgihntnsoavnadtiaodnjatchernotubguhsiinnevsessotipnpgoirntuvneitnietsu,reboctahpinitaAlu, sptarartlniaearsnhdiopfsfsahnodred. irect investments. The moWdeesl taplsaoc hcealnpsleWaernstdpaircectotlsyoaunrcdegcaoimn macecrceisasl ptaortenmeresrhgiipnsgthfianttcercehatdeevvaeluloepfmorecnutst.omers New business models New technology capabilities Data, AI and analytics Enterprise cyber security company that protects businesses from malicious bot attacks Enabling software development teams to scale processes and improve code quality Connects ordering apps, payment devices, loyalty and reservations platforms to any point of sale A natural language AI system for data analysis targeting relatively simple business queries that comprise 70% of an analyst’s work in a large organisation Peer-to-peer (P2P) online lending platform connecting borrowers and investors Comprehensive cloud-based human resources and employee benefits platform to streamline HR processes Open Banking API platform that provides connectivity to over 100 financial sources across Australia and NZ Helps home sellers make decisions about who they choose to sell their property Enables the purchase of residential property, one ‘brick’ at a time A trust framework and secure platform that allows users to exchange data safely and securely Digitised debt collection, leveraging modern communications, automation and machine learning Smart receipts that automatically link purchase receipts to customers’ bank accounts AI company that integrates neuroscience into their platform creating capability that not only manages complex problems but is able to form intrinsic relationships with humans Business loan marketplace that matches SMEs to the best lender based on their characteristics and needs Full stack payments platform Insights from offshore markets Uses data to shed light on high volume crimes, improving prevention and detection Standardises mobile forms into an easily readable format and fillable at the tap of a button A fund of funds for cryptocurrency and blockchain technology A payment app for customers when dining out or grabbing a coffee on the go B2B platform for physical retail stores that provides insights through their AI engine and in-store sensors AI-powered, context-as-a-service platform, to deliver personalised experiences to customers A bitcoin wallet and platform A consumer digital lending platform 1 Logos are of the respective companies. 2 Increase of $50m in FY18. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

for customers1 New digital offers Digital transformation 59 Examples of how Westpac and Reinventure’s investments are delivering Building on Presto Smart for Westpac customers 2 • Powered by Assembly software, Presto Smart enables merchant terminals to pair with point-of-sale (PoS) systems, eliminating manual reconciliation With >3000 devices currently operational, Presto Smart is now integrated with 24 retail and hospitality PoS providers Investing in merchant propositions • Investing in the home ownership ecosystem 3 Strategic investment in OpenAgent •Bringing new capability to Australian property buyers, sellers and investors 5 4 Leveraging Data Republic to deliver advanced data insights •Powered 12 new data partnerships •Developed 15 data products Investing in data, AI and analytics 1 Logos are of the respective companies. 2 Zip offers point-of-sale credit and digital payment services. 3 Uno is an online mortgage broker. 4 Discovery Ag is an agribusiness focused on optimising on-farm efficiencies. 5 Quintessence Labs creates opportunities with quantum technology that encrypts confidential data. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Continued sustainability leadership Sustainable futures 60 United Nations Sustainable Development Goals alignment Westpac’s sustainability priority areas 1H19 outcomes (unless otherwise stated) • Delivered a range of financial literacy programs to individuals, businesses, not-for-profit organisations and community groups through the Davidson Institute in Australia and through Managing Your Money program in New Zealand Delivered financial capability programs for different customer segments, including 850,000 young Australians via universities and TAFE partnerships, 498,000 women through Ruby Connection and 1.8 million older Australians via Starts at 60 • Helping people make better financial decisions • • • Published the 2020 Customer Vulnerability Action Plan Provided 496 relief packages for customers impacted by natural disasters across Australia Launched a series of Life Moments campaigns to assist customers and their families going through difficult circumstances such as "loss of a loved one" or "divorce and separation", providing practical tools and resources to guide them Established a dedicated customer care team to support Indigenous Australians in remote communities Helping people by being there when it matters most to them • $4.2m in educational scholarships to the next 101 Westpac Scholars, bringing the cohort to 4311 Westpac Foundation job creation grants to social enterprises helped to create 364 jobs1 for vulnerable Australians Supported the development of 174 businesses through our Many Rivers partnership. Since its establishment the partnership has created jobs2 for 2,087 people, with 763 identifying as Indigenous Increased committed exposure to climate change solutions to $10.1bn at 31 March 2019 • • • Helping people create a prosperous nation • • Programs underway to rebuild trust, strengthen governance and deliver more consistent customer outcomes Navigate training to reinforce Our Compass, with sessions facilitated by people leaders to continue the conversation within teams 73% of employees surveyed in 1H19 feel safe to speak up Launched the “Spot it, Log it and Own it” internal campaign, promoting an improved culture of complaints handling • • • A culture of doing the right thing • Launched the world’s first Green Tailored Deposit certified by internationally recognised Climate Bonds Initiative (CBI) Announced our commitment in April 2019 to source 100% of global electricity consumption through renewable energy sources by 2025 Analysed the transition risks to our Australian Business and Institutional lending3 under a 1.5-degree climate scenario • The fundamentals – sustainability policies, action plans and frameworks • Further information on Westpac’s Sustainability strategy and progress on strategic priorities is available at www.westpac.com.au/sustainability 1 Funded by the Westpac Bicentennial Foundation. 2 Jobs created through the Westpac Foundation Social Scale-up grant and Many Rivers are as at 31 December 2018. 3 Australian business and institutional lending, excluded retail, sovereign and bank exposures. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Delivering sustainable value for all stakeholders1 Sustainable futures 61 Customers Employees Community Suppliers Investors Economy Environment $10.1bn Committed exposure to climate change solutions 14.2m Customers 37,371 Employees ~500 relief packages for customers impacted by natural disasters $2.9bn Spent with suppliers in Australia 10.4% Cash return on equity $1.4bn Income tax 1H19 Provided $30bn New home loans in Australia 50% Women in Leadership positions $2.1m Spent with Indigenous Australian suppliers $3.2bn In dividends to shareholders 30.2% Effective tax rate $2.4bn To facilitate climate solutions $1.48bn Committed exposure to social and affordable housing sector Provided $9bn New business lending in Australia (excludes Institutional) 3rd Largest tax payer in Australia3 100% Of global electricity consumption through renewable energy sources by 2025 $2.6bn Paid to employees $6.8m Spent with diverse Australian suppliers2 +620k shareholders and more via super funds $131m In community contributions in FY18 Over 27,000 Customers supported through Westpac Group Assist 90% Of employees4 endorsed new Enterprise Agreement. Effective 1 January 2019 95.8 Cash earnings per ordinary share (cents) $193m Bank Levy 17 years Recognised as a global banking leader in the Dow Jones Sustainability Indices for 17 years in a row $4.2m Awarded in educational scholarships to the next 101 Westpac Scholars 34.3% Effective tax rate including the Bank Levy 1 Data for 1H19 or as at 31 March 2019 unless otherwise stated. 2 Diverse suppliers includes businesses at least 51% owned and controlled by indigenous Australians or women. Also includes Australian Disability Enterprises and social enterprises. 3 Source: Corporate Tax Transparency Report 2016 - 2017, published December 2018. 4 Represents percentage of employees that voted. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Climate-related metrics Sustainable futures 62 TCE)1,3 (% of 9.1 Gas 6.2 2 National electricity market (NEM) benchmark 9.8 infrastructure 1 Exposures in WIB only. TCE is total committed exposure. 2 Australia only. NEM benchmark is sourced from Australian Energy Market Operator. 3 Data reported annually. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Emissions intensity (tCO -e/MWh)2,3 Westpac electricity generation portfolio 2020 target 0.900.860.82 FY16FY17FY18 0.38 0.36 0.28 Climate change solutions exposure (% of TCE) TCE at 31 March 2019 $10.1bnGreen buildings 2.7 3.1 2.3 3.1Renewable energy Low carbon transport 46.9Adaptation Forestry 29.7Waste Other Mining exposure ($bn) Mar-18Sep-18Mar-19 10.7 9.3 5.3 5.4 5.6 3.5 3.9 3.4 0.4 1.4 0.8 TotalNon-fossil fuelOil and gasCoal - thermal & metallurgical Electricity generation exposure TCE at 30 September 2018 $3.5bn 1.9 0.8 Renewable energy 11.8 14.1Black coal Brown coal 71.4Liquid fuel Climate change solutions exposure ($bn of TCE) 10.1 7.0 Sep-16Sep-17Sep-18Mar-19 Total scope 1, 2 and 3 emissions (tCO2-e, 000s)3 220 203 194 FY16FY17FY18

Climate-related disclosures – scenario analysis Sustainable futures 63 Disclosures (TCFD) 1.7% 1 Australian Business and Institutional lending, excludes retail, sovereign, and bank exposures. 2 1.5 degree scenario based on the ‘P2’ pathway articulated in the Intergovernmental Panel on Climate Change’s report – Global Warming of 1.5°C. 2 degree disclosures incorporate multiple scenarios including the IRENA REMap, IEA SDS, IPCC (presented according to updated methodology), and those described in Westpac’s Sustainability Performance Report, 2016 (page 52). 3 Five natural perils were assessed: inundation, soil contraction, floods, wind and cyclones, and bushfires. 4 For further information see Westpac’s 2018 Sustainability Performance Report (page 56). Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Portfolio physical risk – 4 degree scenario Share of current portfolio exposed to higher physical risk (%) 2030 2050 Physical risk – key points • Westpac assessed potential physical risks3 (financial impacts of changes in climate patterns and extreme weather events) • Analysis focused on the Australian mortgage portfolio and exposure to postcodes that may face increased physical risk under a 4 degree scenario • Approximately 1.7% of the portfolio is exposed to postcodes that may experience higher physical risk by 2050 under a 4 degree scenario • Data presented shows the share of current exposure to postcodes that may experience higher physical risk at intervals of 2030 and 2050 under our IPCC RCP 8.5 Scenario4 Continued alignment with the TCFD • Westpac continues to integrate the consideration of climate-related risks and opportunities into business operations. This includes alignment with the recommendations of the Task Force on Climate-related Financial • Climate change-related risks are managed within the Group’s sustainability, and wider risk management framework Transition risk – key points • Westpac assessed potential transition risks (policy, legal, technology and market changes related to climate change) • Analysis focused on our current Australian Business and Institutional lending1 and exposure to sectors that may face growth constraints under 1.52 and updated 2 degree scenarios by 2030 and 2050 • Approximately 2.7% of the portfolio is exposed to sectors that may experience higher risk in a transition to a 1.5 degree economy by 2030 • Approximately 0.9% of the portfolio is exposed to sectors that may experience higher risk in a transition to a 2 degree economy by 2030

Conduct and Governance

Rebuilding trust is integral to our service strategy Conduct and governance 65 The Royal Commission and other regulator and government-led inquiries have highlighted shortcomings in the financial services industry, including in the management of non-financial risks, incentive models and treatment of customers. Westpac has taken important lessons from the findings of these inquiries, and from our own assessments, including our Culture, Governance and Accountability (CGA) self-assessment. These lessons can be categorised under three areas: Lessons • More focus is needed to increase maturity in the management of non-financial risks to be consistent with financial risks The underlying risks in the financial planning business were underestimated Some employee remuneration arrangements inadvertently contributed to poor behaviour Non-financial risk management • • • • • • The design and performance of our products did not always lead to appropriate outcomes for customers There was too much complexity in certain product sets Product design processes relied too heavily on manual intervention and work-arounds Some errors could have been identified and remediated sooner Product design, performance, and remediation • Customer complaints were not sufficiently understood and analysed and, in many cases, they were not dealt with promptly Insufficient care was taken for some customers in vulnerable situations There were too many long-outstanding complaints and insufficient escalation processes Customer feedback could have been better addressed Complaints and customer care • • • Westpac is committed to strengthening the business and restoring trust – change is underway Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Coordinated programs of work underway Conduct and governance 66 Westpac’s response to the lessons outlined on the prior page represent a turning point for the Group. A coordinated program of work brings together actions which reinforce our service strategy and embed more deeply the ‘customer first’ philosophy that is core to our vision of being one of the world’s great service companies Royal Commission response plan • Response to the 51 recommendations applicable to Westpac is underway with Group Executive accountability and Board oversight 1 • • • CGA self-assessment completed and provided to APRA in November 2018 Identified a range of strengths, shortcomings and common behaviours Commenced a two year program overseen by the Board Culture, Governance, Accountability (CGA) self-assessment 2 • • • • • Completed early implementation of Sedgwick recommendations for employees Implemented the Bank Executive Accountability Regime (BEAR) Rolled out new performance management framework focused on behaviours first New Group consequence management framework in place Reviewing executive remuneration framework Remuneration and accountability 3 • • • Commitment to deal with outstanding issues and refund customers as quickly as possible As part of our ‘get it right, put it right’ initiative, proactively identifying issues so they don’t reoccur Ongoing product and service reviews to ensure the Group delivers the right outcomes for customers (and if necessary, make further changes) Refunded approximately $200 million to customers to date Product design, performance, and remediation 4 • • • New division created to centralise and improve customer complaint management Implementing Banking Code of Practice Customer care transformation 5 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

1 Royal Commission response plan Conduct and governance 67 The Royal Commission Final Report’s recommendations raise important points of policy, principle and behaviour for the industry and regulators. Westpac is actively responding to the findings with a detailed response plan that has Board oversight Principles Implementation underway Responsibility Preparing for implementation Preparatory work is underway or further guidance from government / regulators required before substantive work can commence 1 Adopt the spirit of the report •Do not take a technical approach to interpreting and implementing recommendations 51 76 Recommendations Division # Consumer 14 Be proactive •Move ahead of the legislative and regulatory agenda where we are able 2 10 Business 14 25 Enterprise Services 7 3 Actively participate •Engage constructively to ensure positive outcomes for customers and the economy Human Resources 8 Implemented or underway (e.g. Removal of grandfathered commission payments for its financial planners and Sedgwick Review recommendations for employees) Risk 4 Not applicable to Westpac But will require action from other industry participants Customer and Corporate Relations 1 4 Transparency •Be open about our response and update on our progress Shared across divisions 3 Total 51 1 Aligns to new Group structure with major BT Financial Group businesses realigned to Consumer and Business divisions Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Executive accountability for Westpac’s response to the 51 recommendations applicable to Westpac1

1 Royal Commission response plan implementation examples Conduct and governance 68 Implementation of Westpac’s Royal Commission response plan is underway. Examples of some recommendations, along with our progress and considerations, are set out below Recommendation Accountability Progress / considerations Topic area • Westpac has advocated for a harmonised farm debt mediation scheme. We are currently engaged with the Department of Agriculture and Water Resources to provide feedback on the implementation of this recommendation GE1 Business Farm debt mediation A national scheme of farm debt mediation should be enacted When dealing with distressed agricultural loans, banks should: ensure they are managed by experienced agricultural bankers; offer farm debt mediation as soon as a loan is classified as distressed; manage every distressed loan on the footing that working out will be the best outcome for bank and borrower, and enforcement the worst; recognise that appointment of receivers is a remedy of last resort; and cease charging default interest when no prospect of recovering debt GE Business • Current process for managing stressed farm loans is consistent with recommendations Recognise that appointing receivers or an external administrator is a remedy of last resort Provide Disaster Relief Packages for customers impacted by major events such as drought and floods Distressed agricultural loans • • Compensation scheme of last resort The three principal recommendations to establish a compensation scheme of last resort made by the panel appointed by government to review external dispute and complaints arrangements made in its supplementary final report should be carried into effect GE Customer and Corporate Relations • Advocated for the establishment of a scheme and will work with the Government to implement Fully cooperating with Australian Financial Complaints Authority (AFCA) processes to consider disputes dating back to 1 January 2008 that have not been heard before • GE Strategy and Enterprise Services Grandfathering provisions for conflicted remuneration should be repealed as soon as is reasonably practicable • Ceased the payment of grandfathered financial advice commissions to salaried advisers from 1 October 2018 Invited third party advisers to stop accepting grandfathered commissions Grandfathered commissions • • Implemented recommendations of the Sedgwick Review for employees from 1 October 2018, two years ahead of schedule Made changes to mortgage broker remuneration from 1 January 2019 Banks should implement fully the recommendations of the Sedgwick Review GEs HR, Consumer, Business Sedgwick Review • Amending the Banking Code • Banks will work with customers: who live in remote areas or who are not adept in using English; to identify a suitable way for those customers to access and undertake their banking; If a customer has difficulty proving their identity, and identifies as an Aboriginal or Torres Strait Islander person, the bank will follow AUSTRAC’s guidance about identification and verification; Without prior express agreement with the customer, banks will not allow informal overdrafts on basic accounts; and Banks will not charge dishonour fees on basic accounts. • Established a dedicated telephone support service for Indigenous customers in December 2018 We already follow AUSTRAC’s guidance through our Remote Account Opening Policies and Procedures which provide flexibility and a number of options for the verification of identity of Indigenous customers in remote communities Prevented informal overdrafts on Westpac's basic, fee-free account for recipients of government benefits and no dishonour fees are charged to these account holders GE Consumer • • • • • 1 GE is Group Executive. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

2 Culture, Governance and Accountability self-assessment Conduct and governance 69 In 2018 Westpac completed a Culture, Governance and Accountability (CGA) self-assessment examining the Group’s risk culture, governance and accountability frameworks and practices, and the impact on the management of non-financial risks • • • • Coordinated by a team of Westpac employees with external support from Oliver Wyman The self-assessment process was subject to continuous assurance by Group Audit Took guidance from APRA and lessons from a CGA assessment completed by another Bank Provided to APRA and the Board is overseeing implementation of its recommendations Background to self-assessment As well as identifying a number of strengths across the Group, the self-assessment identified shortcomings and proposed a series of recommendations and actions to address them. It highlighted that while Westpac’s culture, governance and accountability settings in their totality generally support sound management of non-financial risks: Key findings • Its management of non-financial risks was generally less mature than the management of financial risks and the likely root cause of many of its non-financial risk-related issues; and There were a common set of behaviours across the Group, including: a lack of clarity on accountability and consequences; and, at times, Westpac was too slow to identify, prioritise, escalate and remediate issues. • In addition, the self-assessment found that some of the Group’s strengths also created weaknesses. For example, Westpac has a deep focus on financial risk, and although this is inherently positive, it has at times diluted a focus on important non-financial risks. Westpac was also assessed as having an analytical culture that is highly consultative. While this characteristic has its benefits, it has at times slowed down decision making, created undue complexity and diluted accountability. Implementation of self-assessment recommendations is underway Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Culture, Governance and Accountability self-assessment action plan underway 2 Conduct and governance 70 The Group has commenced implementing the recommendations of the self-assessment with Group Executive sponsorship and Board oversight. The work is focused on five key areas, which are set out below alongside some examples: Enhance governance practices and elevate oversight of non-financial risks: • • • Enhance reporting of key risks to make appropriate assessments and improve resolution Enhance risk analysis of not progressing or delaying certain investments Strengthening accountability for the prompt and effective resolution of long-outstanding issues Board and executive governance Strengthen ‘three lines of defence’ and risk operating models: •Enhance three lines of defence model and better define roles/responsibilities of each line •Standardise risk language and policies, and strengthen accountability for issue closure Risk and compliance Enhance processes to improve the customer experience: Customer • • • Aggregate complaints data across divisions to better identify the root cause of issues Enhance reporting of long dated complaints Centralise customer complaint handling Update remuneration frameworks to better support conduct and avoid conflicts: •Strengthen alignment of remuneration across the Group •Review risk gates and adjustments in remuneration Remuneration and accountability Build on existing programs focused on leadership, skills and behaviours: • • • Strengthen ‘Speak up’ culture, including adoption of a single whistle-blower approach across the Group Increase clarity of accountability and reduce collective decision making Review and simplify the Group’s service promise and culture materials Culture Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

3 Remuneration and accountability Conduct and governance 71 In addition to responses specific to recommendations of the Royal Commission and CGA self-assessment, a number of initiatives are underway (several commenced prior to the establishment of these inquiries) to address root causes of issues, strengthen conduct, remove structures that may lead to poor behaviour and drive better customer outcomes. These include: • Implemented Sedgwick Review recommendations for employees effective from 1 October 2018, two years ahead of schedule and changed mortgage broker remuneration from 1 January 2019 Replaced variable reward for tellers with fixed pay; removed all individual product specific targets for personal bankers and limited financial measures in bonus scorecards to no more than 30% for all customer facing employees Ceased the payment of grandfathered financial advice commissions to employed advisers from 1 October 2018 Review of the effectiveness of Group Remuneration Policy Executive remuneration being reviewed (following Westpac’s first strike on its Remuneration Report in 2018 and investor feedback) to seek opportunities to better align to shareholder expectations Remuneration • • • • • Established new Group-wide Consequence Management Framework in 2018, building on existing processes and standards expected of employees and increasing consistency and transparency of the management of employee conduct matters. Includes providing guidance about consequences for remuneration and employment Reinforcing executive responsibility and accountability under the BEAR regime - implemented in July 2018 In 2018 completed implementation of ‘Motivate’, a new performance management framework that emphasises behaviours, culture and delivery against objectives Rolled out Group-wide employee program, ‘Navigate’, to bring to life Westpac’s values, Service Promise and Code of Conduct. Quarterly Navigate scenarios continue to be shared with employees Extended whistleblowing protections to employees of service providers and family members Strengthening accountability • • • • Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

4 Product design, performance and remediation Conduct and governance 72 Westpac is committed to doing the right thing for customers. However, when mistakes are made, putting things right is a priority. Our focus remains on customer remediation and refunding customers as quickly as possible. At the same time, as part of Westpac’s ongoing reviews, issues are being identified and fixed to stop them from reoccurring • • Products and services are regularly reviewed through product lifecycle reviews Group Products and Services Lifecycle Policy was updated in December 2018. Further work required to strengthen disciplines across design, maintenance and remediation of product issues The right products and services • Where Westpac got it wrong and we can reliably estimate the liability, provisions for estimated customer payments and refunds along with costs of implementation have been made The provisions cover a number of matters with the largest items relating to: advice service fees where the records of advice were insufficient or it is not clear that the services were provided; interest-only loans that did not automatically switch to principal-and-interest after the fixed-rate period; and loans to businesses that should have been provided to individuals under the National Consumer Credit Protection Act Executives are accountable for remediation programs in their respective divisions; Westpac Group Chief Operating Officer responsible for BT remediation Remediation: putting things right for customers • • Provisions for customer refunds and payments ($m)1 Approximate payments to customers or utilised 2017 2018 1H19 Total Banking 94 122 225 441 (106) Wealth 75 146 587 808 (94) Implementation costs - 62 119 181 (24) Cash earnings impact of above 118 231 652 1,001 - 1 Excludes litigation payments. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

5 Customer care transformation Conduct and governance 73 A centralised Customer and Corporate Relations division has been established and a new complaints strategy is being rolled out to make things better for customers: Lifting our Group-wide complaints culture: Progress: Culture & customer connection • 93% of employees completed training in 1H19 41% of complaints in 1H19 solved at first point of contact in the Consumer and Business divisions • Focused campaign to reset the perception of complaints through Group-wide Navigate program and customer complaint training for all employees Increasing accountability for customer complaints through specific KPIs in CEO/GE/GM scorecards Increasing customer engagement through ‘customer voice’ roundtables • • • Improving the complaints process for customers: Progress: Service excellence • • • • New operating model: centralising triage; first response; complex and priority care Improved web pages and refreshed customer communication materials New ‘Moments team’ to help solve complaints in the moment Improved Group-wide complaints policy, framework and standards • 22% reduction in time to resolve for Internal Dispute Resolution for 1H19 Resolved 540 long dated or contentious complaints in 1H19 • Progress: Improving the identification and support of vulnerable customers: Priority support • 91% of vulnerable customer complaints assigned to priority case managers within three day target 300 calls per month to Priority Assist since December 2018 • • • New Vulnerable Customer Action Plan and position statements A dedicated ‘1800’ Priority Assist telephone line staffed by assistance specialists New Customer Outcome Committee focused on resolving complex and long-dated complaints • Progress: • 50 specific root cause improvements implemented YTD • 3 business improvement programs under development Identifying causes of complaints to stop them recurring: Root cause and complaint prevention • Using complaints data to identify root causes of complaints and use insights in product reviews Investing in data analytics to identify root causes of customer complaints Product General Managers have action plans to resolve top root cause issues that cause complaints • • Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Earnings Drivers

lending and deposits Composition of Revenue 75 1 Gross loans. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Mar-18 Sep-18 Consumer Bank Business Bank WIB New Zealand Other (inc. BT) Mar-19 Mar-18 Sep-18 New lending Net run off Mar-19 Customer deposit mix ($bn) and % of total Term depositsSavingsTransaction 502Up 3%518Down 1%512 42% 152 146 143 29% 29% 152 155 152 204 214 214 Mar-18Sep-18Mar-19 Customer deposit composition ($bn) CBBBWIBBTFG, NZ & Other 502518512 Mar-18Sep-18Mar-19 96 101 96 105 99 96 111 109 108 199 206 206 Net loans ($bn) 7017102(1)(1)5(1)714 Up 1% Composition of lending (% of total) 2Aust. mortgages 11Aust. business 3Aust. institutional Aust. other consumer 1363New Zealand lending Other overseas lending Australian mortgage lending1 ($bn) 30(28) 437445447

NIM excluding Treasury & Markets and notable items up 1bp Revenue 76 Restated for 2.12 Includes notable Margin excluding Treasury & Markets down 2bps Includes notable 3.19 3.17 2H18: (6bps) Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 1H18 2H18 Add back notable items 2H18 ex-notable items Loans Customer deposits Term wholesale funding Bank Levy Capital & other Liquidity Treasury & Markets 1H19 ex-notable items Notable items 1H19 Net interest margin by division (%) 1H182H181H19 items impact of 3.02items impact of 2.14 2.20 1.60 CBBBWIBNZ 1H19: (3bps) 2.40 1H19: (22bps) 2.24 2.25 2.23 1.74 1.67 Net interest margin (NIM) movement (%) Treasury & Markets impact on NIM 2.28NIM excl. Treasury & Markets 0.12 2.16 2bps 2.181bp1bp0bp0bp (1bp) 0bp (2bps) 2.17 (5bps) 2.16 0.10 0.10 Margin excluding Treasury & Markets and notable items up 1bp 0.08 0.08 2.08 2.09 2.06 2.04 Net interest margin (%) NIMNIM excl. Treasury & Markets ASB 2.12 1.04 1H14 2H14 1H15 2H15 1H16 2H16 1H17 2H17 1H18 2H18 1H19 11 98 adoption of A 9 and 15 2. 2.

Non-interest income down 30% from notable items, higher general insurance claims and impact of the sale of Hastings Revenue 77 1 2H18 includes $180m of fees associated with Hastings exit. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Wealth management income ($m) FundsOther (mostly BT)NZ & WIB1Notable items 769 55 1H182H181H19 635 205 91 27 82 90 498 474 435 (435) Insurance income ($m) LifeGeneralLMI & NZNotable items 319 294 (7) 1H182H181H19 72 232 75 111 76 143 145 143 71 Non-interest income contributors ($m) FeesWealth and insuranceTradingOther 2,5222,456 419 1H182H181H19 507 69 56 1,714 929 1,088 464 101 323 1,017 893 826 Net fee income ($m) Notable itemsFacility feesNet transaction feesOther non-risk fee income 1,017893826 103 1H182H181H19 124 106 509 538 510 405 387 375 (156) (165)

Expenses ex notable items down 3% from Hastings exit, while productivity benefits offsetting other cost increases Expenses 78 1 Company data, Credit Suisse. Expense to income ratio average for Peer 1, 2 and 3 based on 1H19 results, all others based on FY18. Peer 1 and 2 are presented on a continuing operations basis. European average excludes Deutsche Bank. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 2H18 Add back notable items 2H18 ex-notable items Ongoing expenses Productivity Investment Regulatory/ compliance Hastings 1H19 ex-notable items Notable items 1H19 European average UK average Canadian average US regional average WBC Hong Kong average Korean average Peer 3 Peer 1 Singapore average WBC ex notable items Peer 2 Productivity savings ($m) 304 FY15FY16FY17FY181H19 239263262 146 Global peer comparison of expense to income ratios1 (%) 61.761.761.360.1 42.6 49.948.547.947.044.844.143.7 Expense movements ($m) 5,007(112)4,89599(146)319(121)4,7672745,041 Flat Down 3% ex notable items Up 1% FTE run versus change (#) Run: ongoing operations Change: project based 35,720(497) (194)35,029(725) (63)34,241 1H18RunChange2H18RunChange1H19

Investment spend focused on growth, productivity and compliance Expenses 79 Investment spend ($m) 1H18 2H18 1H19 Expensed 271 312 331 Capitalised 387 494 392 Total investment spend 658 806 723 Investment spend expensed 41% 39% 46% Capitalised software Opening balance 1,916 2,005 2,177 Additions 389 493 395 Amortisation (301) (317) (318) Other1 1 (4) (10) Closing balance 2,005 2,177 2,244 Average amortisation period 3.2yrs 3.2yrs 3.4yrs Other deferred expenses Deferred acquisition costs 80 71 63 Other deferred expenses 30 29 30 1 Includes write-offs, impairments and foreign exchange translation. 2 Peer 1 and 2 are reported on a continuing operations basis. Based on 1H19 results. Software amortisation has been annualised. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Capitalised software2 Capitalised software balance ($bn) Amortisation ($bn) Average amortisation period (years) Peer 1Peer 2Peer 3WBC 3.9 2.98 4.9 2.24 3.4 2.8 1.78 1.37 0.64 0.59 0.50 0.46 Investment spend mix ($m) Other technology Regulatory change Growth and productivity 806 1H182H181H19 658 113 723 127 214 84 195 163 479 411 401

Continued low impairment charge reflects sound credit quality Impairments 80 20 1H181 2H181 1H19 2 2008 2009 2010 2011 2012 2013 2014 1H15 2H15 1H16 2H16 1H17 2H17 11H18 and 2H18 include impacts of pro forma adjustments to recoveries (other fees and expenses) and CAP (interest carrying adjustments). 2 1H19 reflects the adoption of AASB 9 from 1 October 2018. 3 2008 and 2009 are pro forma including St.George for the entire period with 1H09 ASX Profit Announcement providing details of pro forma adjustments. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Impairment charges and stressed exposures3 (bps) 120500 100400 80 300 60 200 40 100 00 Impairment charge to average loans annualised (lhs) Stressed exposures to TCE (rhs) 110bps 9bps Impairment charges ($m) Individually assessedCollectively assessed New IAPsWrite-backs & recoveries 1Write-offs directOther movements in CAP 1,2Total 430428418444368333 173198173 15 (174)(168)(150)(90)(108) 1H182H181H191H182H181H191H182H181H191H182H181H191H182H181H19

Credit Quality

High quality portfolio with bias to mortgage lending Credit Quality 82 Asset composition (%) Total assets ($891bn) Mar-18 Sep-18 Mar-19 Loans 80 81 80 Available-for-sale securities and investment securities 7 7 8 Trading securities and financial assets at fair value through income statement 3 3 3 Derivative financial instruments 3 3 3 Cash and balances with central banks 3 3 2 Other consumer Collateral paid and other financial assets 1 1 1 Intangible assets 1 1 1 Life insurance assets and other assets 2 1 2 Exposure by risk grade at 31 March 2019 ($m) Standard and Poor’s Risk Grade1 Australia NZ / Pacific Americas Asia Europe Group % of Total 95,105 10,368 18,839 2,249 479 127,040 AAA to AA-12% A+ to A-33,861 5,521 4,644 7,113 3,186 54,325 5% BBB+ to BBB-57,572 11,189 3,356 10,526 2,005 84,648 8% BB+ to BB 69,630 12,580 377 1,897 92 84,576 8% BB-to B+ 61,364 10,924 14 163 - 72,465 7% <B+ 5,542 1,718 - - - 7,260 1% Mortgages 510,930 56,544 - 310 - 567,784 54% Other consumer products 43,765 4,910 - 3 - 48,678 5% Total committed exposures (TCE) 877,769 113,754 27,230 22,261 5,762 1,046,776 84% 11% 3% 2% <1% 100% Exposure by region2 (%) 1 Risk grade equivalent. 2 Exposure by booking office. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Lending composition at 31 March 2019 (% of total) Total loans of $714bn Housing 17Business 69Institutional 11 3

A well diversified loan portfolio Credit Quality 83 Finance & insurance Property 1.2 1.2 1.1 1.1 at 31 March 2019 ($m) BBB+ 1 Exposures at default is an estimate of the committed exposure expected to be drawn by a customer at the time of default. Excludes consumer lending. 2 Finance and insurance includes banks, non-banks, insurance companies and other firms providing services to the finance and insurance sectors. 3 Property includes both residential and non-residential property investors and developers, and excludes real estate agents. 4 Construction includes building and non-building construction, and industries serving the construction sector. 5 NBFI is non-bank financial institutions. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack S&P rating or equivalent Top 10 exposures to corporations & NBFIs A+ BBB+ BBB BBB-BBB+ A-A BBB+ A-03006009001,2001,5001,8002,100 Exposures at default1 by sector ($bn) 2 3 Government admin. & defence Wholesale & retail trade Manufacturing Property services & business services Services Agriculture, forestry & fishing Transport & storage Utilities Construction4 Accommodation, cafes & restaurants Other Mining 020406080100120 Mar-18 Sep-18 Mar-19 Top 10 exposures to corporations and NBFIs5 (% of TCE) The single largest corporation/NBFI exposure represents less than 0.2% of TCE 1.41.31.3 1.01.11.01.0 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Mar-19

Well provisioned, sound credit quality Credit Quality 84 Provisions for impairments Mar-18 Sep-18 1-Oct-18 Mar-19 Total provisions to gross loans (bps) 45 43 57 56 Impaired asset provisions to impaired assets (%) 46 46 47 46 Collectively assessed provisions to credit RWA (bps) 75 73 101 98 46 46 46 46 46 46 44 44 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Impaired asset provisions to impaired assets (%) Mar-18Sep-18Mar-19 50 WestpacPeer 1Peer 2Peer 3 343434 Total impairment provisions ($m) Overlay Collectively assessed provisions Individually assessed provisions 4,241 3,481 3,332 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Mar-18 Sep-18 Oct-18 Mar-19 363 3,9494,0423,995 267 229 389 3,602 2,408 3,353 3,333 2,196 389 3,1193,165 3,053 389 388 2,344 335 2,225 323 301 2,275 2,359 2,316 2,330 1,470 1,364 869 867 669 480 471 422 433 422

Provision cover by portfolio category Credit Quality 85 Provisioning to TCE (%) Sep-17 Mar-18 Sep-18 Mar-19 Fully performing portfolio Small cover as low probability of default (PD) 0.20 0.20 0.18 0.09 Non-stressed but significant increase in credit risk Non-stressed Watchlist & substandard credit risk Still performing but higher cover reflects deterioration 4.76 4.71 5.27 5.59 90+ day past due and not impaired In default but strong security 5.08 5.03 5.11 12.34 due and not Impaired assets In default. High provision cover reflects expected recovery 46.30 45.54 46.10 45.74 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Stage 3 provisions Stage 2 provisions Stage 1 provisions Lifetime expected loss based on future economic conditions 4.18 Exposures as a % of TCE Fully performing portfolio but significant increase in Watchlist & substandard 90+ day past impaired Impaired Sep-17Mar-18Sep-18Mar-19 0.15 0.15 0.14 0.17 0.34 0.37 0.39 0.43 0.56 0.55 0.57 0.50 3.24 98.92 98.91 98.95 95.66

Stressed exposures little changed Credit Quality 86 3 (5) 3 2 109 (1) 108 1.14 1.10 1.09 1.08 1.05 997 958 519 477 471 450 440 1 Facilities 90 days or more past due date not impaired. These facilities, while in default, are not treated as impaired for accounting purposes. 2 Includes individually managed impaired assets only. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 1H12 Mar-18 2H12 Impaired 1H13 90+ dpd not impaired1 2H13 1H14 Substandard 2H14 Watchlist 1H15 2H15 Sep-18 1H16 Impaired 2H16 90+ dpd not impaired1 1H17 2H17 Substandard 1H18 Watchlist 2H18 Mar-19 1H19 New and increased gross impaired assets2 ($m) 1,194 1,078 609 607 633 1,060 589 708 Stressed exposures as a % of TCE Watchlist & substandard 90+ day past due (dpd) and not impaired1 2.17Impaired 1.24 1.60 0.85 1.241.20 0.71 0.99 0.65 0.59 0.57 0.55 0.50 0.56 0.54 0.35 0.31 0.43 0.58 0.33 0.35 0.26 0.37 0.39 0.34 0.25 0.44 0.27 0.22 0.20 0.20 0.15 0.15 0.17 0.14 Movement in stressed categories (bps) 4(2)(3)110

Overall stressed exposures little changed over 1H19 Credit Quality 87 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Agriculture, forestry & fishing Wholesale & retail trade Property Services Property services & business services Construction Manufacturing Transport & storage Accommodation, cafes & restaurants Finance & insurance Mining Utilities Corporate and business portfolio stressed exposures by industry ($bn) 2.0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2 0.0 Mar-18Sep-18Mar-19

Areas of interest: Commercial property Credit Quality 88 Commercial property portfolio Mar-18 Sep-18 Mar-19 Total committed exposures (TCE) $66.3bn $67.6bn $66.9bn Lending $51.1bn $52.0bn $52.3bn Commercial property as a % of Group TCE 6.48 6.51 6.39 BB equivalent BB+ equivalent BB+ equivalent Median risk grade % of portfolio graded as stressed1,2 1.74 1.66 1.51 % of portfolio in impaired2 0.28 0.23 0.22 10 16 & diversified groups 15 Vic Qld SA & NT 46 Retail Investors >$10m 25 11 9 Groups and Property (diversified) 1 Includes impaired exposures. 2 Percentage of commercial property portfolio TCE. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Commercial property portfolio composition (%) Region (%)Borrower type (%)Sector (%) NSW & ACTExposures <$10mCommercial offices Developers >$10mResidential 10442243 8WA32 5NZ & PacificDiversified PropertyIndustrial InstitutionalTrusts >$10m Commercial property exposures % of TCE and % in stress 10Commercial property as % of TCE (lhs)20 815 6 10 4 25 00 Commercial property % in stress (rhs)

Areas of interest: Inner city apartments Credit Quality 89 2.7 2.6 2.8 4.2 >$20m in major markets, refer below Comparable TCE to Sep-18 would be $1.6bn at Mar-19 residential apartment development $15.2bn $15.3bn inner city apartments 90+ day delinquencies 44bps 62bps 1 Percentage of commercial property TCE. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Perth metro0.00.10.10.1 •Activity slowly li fting. Recent loans at 45% weighted average LVR Residential apartment development >$20m weighted averag 48.348.046.6 e LVR (%) Average portfolio LVR 48% Consumer mortgages Consumer mortgages where security is within an inner citySep-18Mar-19 Total consumer mortgage loans for Average LVR at origination73%72% Average dynamic LVR57%56% Dynamic LVR >90%2.49%3.59% 201920202021 Expected Completion Date Residential apartment development TCE ($bn) Mar-18Sep-18Mar-19TCE (%)1 Residential apartment development >$20m4.04.13.34.9 •Approvals and new starts lower and expected to slow further. •Tightened risk appetite for areas of concern remains in place •Settlements remain slightly slower than historical experience, but Westpac’s debt has been repaid in full given low LVRs Residential apartment development Sydney major markets1.91.82.13.1 •Increase due to expanding definition of ‘major ’ Sydney suburbs in Nov-18. Inner Melbourne0.60.60.50.7 •Weighted average LVR 48.3% Inner Brisbane0.20.10.10.1 •Slow market. Exposure low

Areas of interest: Retail trade Credit Quality 90 Retail trade portfolio Mar-18 Sep-18 Mar-19 Total committed exposures (TCE) $15.5bn $16.2bn $16.0bn Lending $11.3bn $11.6bn $11.5bn Retail trade as a % of Group TCE 1.51 1.56 1.53 BB equivalent BB equivalent BB equivalent Median risk grade % of portfolio graded as stressed1,2 4.67 4.84 5.43 % of portfolio in impaired2 0.48 0.41 1.24 (TCE) $bn 16.4 16.3 16.2 16.0 15.4 15.5 15.3 Stressed 5.43 retailing services 1 Includes impaired exposures. 2 Percentage of retail trade portfolio TCE. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Retail trade portfolio composition Retail trade exposure (TCE) $bn% of portfolio graded as stressedRetail trade by internal risk grade category Investment 6.3Sub-investment 5.04.7 4.674.84 Personal andMotor vehicleFood retailing Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19household goodretailing and 2.292.682.513.02 Overview •The retail sector continues to be challenged by subdued consumer demand and growth in domestic and international online channels •These changes have been emerging for a number of years and businesses need to continue to adapt •Whilst there has been a small increase in stress, the portfolio is diversified and credit quality remains sound •During the period one large facility was downgraded from watchlist and substandard to impaired

Areas of interest: Aged care sector Credit Quality 91 Aged care portfolio Mar-18 Sep-18 Mar-19 Total committed exposures (TCE) $2.5bn $2.7bn $2.9bn Lending $1.5bn $1.6bn $1.8bn Aged Care as a % of Group TCE 0.24 0.26 0.28 BB+ equivalent BB+ equivalent BB+ equivalent Median risk grade % of portfolio graded as stressed1,2 4.17 4.94 3.63 % of portfolio in impaired2 0.00 0.00 0.00 2.9 2.7 4.94 2.6 2.6 2.5 2.5 1 Includes impaired exposures. 2 Percentage of Aged Care portfolio TCE. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Aged care portfolio composition Aged care exposure (TCE) $bn% of portfolio graded as stressedAged care portfolio (TCE) by sector (%) 57 4.17 43 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19Nursing homesAccommodation for the aged 3.63 1.97 0.890.860.79 2.2 Overview •Aged care sector is forecast to grow with significant investment required to meet demand from Australia’s aging population •Stress decrease over 1H19 driven by repayments and improvements in credit quality •The portfolio more generally is diversified and credit quality remains sound. Westpac maintains a strong history of involvement in this sector •On 16th September 2018, a Royal Commission into Aged Care Quality and Safety was announced. The interim report is to be provided by 31 October 2019 with a final report no later than 30 April 2020

Areas of interest: Mining and Australian Agriculture Credit Quality 92 Mining (inc. oil and gas) portfolio Mar-18 Sep-18 Mar-19 Total committed exposure (TCE) $9.3bn $10.7bn $9.8bn 10 Lending $5.1bn $5.7bn $5.2bn % of Group TCE 0.91 1.03 0.94 % of portfolio graded as stressed1,2 1.72 0.99 0.81 % of portfolio in impaired2 0.31 0.17 0.16 Australian Agriculture portfolio Mar-18 Sep-18 Mar-19 Total committed exposure (TCE) $10.6bn $10.6bn $10.9bn 12 26 Dairy 5 30 Lending $8.2bn $8.5bn $8.6bn % of Group TCE 1.04 1.02 1.04 7 % of portfolio graded as stressed1,2 Forestry & Logging 4.27 4.40 4.65 25 % of portfolio in impaired2 0.31 0.27 0.35 1 Includes impaired exposures. 2 Percentage of portfolio TCE. 3 Sourced from Westpac Economics and Bloomberg. 4 The steel index 62% Fe fines benchmark. 5 Brent oil price. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australian Agriculture (TCE) by state (%) NSW/ACT 6QLD VIC/TAS 14WA SA/NT 2022 Institutional Australian Agriculture (TCE) portfolio composition (%) Grain Beef & Sheep 3 2Horticulture 4 Services to Agri 6Cotton Fishing & Aquaculture Viticulture 10 Poultry Other Mining portfolio (TCE) by sector (%) 8 8 35 16 23 Oil and gasOther metal ore Mining servicesIron ore CoalOther Iron Ore and Oil prices ($)3 Iron ore (USD/t)4Crude oil (USD/bbl)5 Westpac 100 60 20 Mar-16Mar-17Mar-18Mar-19Mar-20 Economics forecast

Australian consumer unsecured lending, 3% of Group loans Credit Quality 93 Australian consumer unsecured lending portfolio1 Mar-18 Sep-18 Mar-19 Lending $21.8bn $21.1bn $20.7bn 30+ day delinquencies (%) 3.95 3.65 4.08 90+ day delinquencies (%) 1.71 1.73 1.87 The increase in Australian unsecured lending portfolio 90+ day delinquencies over 1H19 was driven by portfolio run off and an operational issue in collections 1 1 7 7 7 5 5 5 Credit cards Personal Auto loans Total unsecured Other loans 1 Does not include Margin Lending. 2 Westpac changed hardship treatment following guidance from APRA which is intended to standardise the industry treatment of delinquency classification of facilities in hardship. Hardship allows eligible customers to reduce or defer repayments in the short term to manage through a period of financial difficulty (e.g. unemployment, injury, natural disasters). Solutions are tailored to customer circumstances and may include extending the loan or restructuring. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australian unsecured portfolio ($bn)1 Mar-18Sep-18Mar-19Group Loans 22 21 211 10 9 9 97 Auto finance Credit cards loans(consumer)consumerPersonal loans 90+ day delinquencies (%) 4.00Total unsecuredTotal ex-hardship 3.00 2.00 1.00 - Mar-16Sep-16Mar-17Sep-17Mar-18Sep-18Mar-19 consumer lending Hardship reporting changes commenced2 August 2016 90+ day delinquencies (%) by State NSW/ACTVIC/TASQLDWASA/NT 3.00 2.00 1.00 - Hardship reporting changes commenced2

Australian consumer unsecured lending portfolios Credit Quality 94 ex-hardship 4.00 1 Westpac changed hardship treatment following guidance from APRA which is intended to standardise the industry treatment of delinquency classification of facilities in hardship. Hardship allows eligible customers to reduce or defer repayments in the short term to manage through a period of financial difficulty (e.g. unemployment, injury, natural disasters). Solutions are tailored to customer circumstances and may include extending the loan or restructuring. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Mar-16 May-16 Jul-16 Sep-16 Nov-16 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 Personal loans 90+ day delinquencies (%) Personal loansPersonal loans ex-hardship 4.00 3.00 2.00 1.00 0.00 Mar-16Sep-16Mar-17Sep-17Mar-18Sep-18Mar-19 Hardship reporting changes commenced1 Credit cards 90+ day delinquencies (%) Credit cardsCredit cards ex-hardship 4.00 3.00 2.00 1.00 0.00 Mar-16Sep-16Mar-17Sep-17Mar-18Sep-18Mar-19 Hardship reporting changes commenced1 Auto finance portfolio 90+ day delinquencies (%) Auto loansAuto loans 3.00 2.00 1.00 0.00 Mar-16Sep-16Mar-17Sep-17Mar-18Sep-18Mar-19 Hardship reporting changes commenced1 Auto finance portfolio ($m) – reduced over last 2 years 9,000Auto Finance performing loans balance ($m lhs)1,600 8,0001,200 7,000 800 6,000 400 5,000 4,0000 Auto Finance 90+ day delinquencies balance ($m rhs)

Australian mortgage portfolio performance Credit quality 95 Australian mortgage delinquencies and properties in possession (PIPs) Mar-18 Sep-18 Mar-19 30+ day delinquencies (bps) 144 140 159 90+ day delinquencies (bps) (includes impaired mortgages) 69 72 82 41 43 Consumer PIPs 398 396 482 • Increase in mortgage delinquencies from higher NSW delinquencies (off a low base) as well as continued weakness in WA A greater proportion of P&I loans in the portfolio is also contributing to a higher delinquency profile Increase also reflects slowing economic activity and lower market activity, leading to customers remaining in collections for longer Seasoning of the RAMS portfolio also contributed, as these loans have a higher delinquency profile Properties in possession higher mostly in WA and Qld, reflecting both a higher volume and longer times to clear properties • • • • 1 Source ABA Cannex February 2019. 2 Under the changes in hardship treatment, an account in hardship continues to migrate through delinquency buckets until 90+ days past due. Accounts are then reported as 90+ days past due until full repayments are maintained for 6 months. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australian mortgages 90+ day delinquencies by State (%) 3.0 2.0 1.0 0.0 Mar-15Sep-15Mar-16Sep-16Mar-17Sep-17Mar-18Sep-18Mar-19 NSW/ACTVIC/TASQLD WASA/NTALL Introduced new hardship treatment2 Australian mortgage portfolio delinquencies (%) 3.090+ day past due total90+ day past due investor 2.0 1.0 0.0 Mar-15 Sep-15Mar-16 Sep-16Mar-17 Sep-17Mar-18 Sep-18Mar-19 30+ day past due totalLoss rates Introduced new hardship treatment2 Housing lending portfolio by State (%) Australian banking system1 Westpac Group portfolio 37ns 12 9 66 7 7 NSW &VIC &QLDWASA & NT ACT TAS 1H19 Westpac Group drawdow 28 27 29 17 16 15

Australian mortgage portfolio composition Credit quality 96 Mar-18 balance Sep-18 balance Mar-19 balance 1H19 Flow1 Australian mortgage portfolio Total portfolio ($bn) 437.2 444.7 447.2 30.1 Owner occupied (%) 56.0 56.8 57.3 62.6 37.0 Investment property loans (%) 39.5 39.1 39.1 Portfolio loan/line of credit (%) 4.5 4.1 3.6 0.4 Variable rate / Fixed rate (%) 77 / 23 77 / 23 76 / 24 64 / 36 18.5 Interest only (%) 39.6 34.8 30.6 Proprietary channel (%) 56.5 56.1 56.3 54.4 9.3 First home buyer (%) 7.9 7.8 8.0 Mortgage insured (%) 16.9 16.3 15.9 10.6 1H19 Flow1 Mar-18 Sep-18 Mar-19 Average loan size2 ($’000) 375 270 273 275 68 69 69 including offset account balances3 (%) 48 38 51 ($m, for the 6 months ending) 2 2 2 (bps, for the 6 months ending) 1 Flow is new mortgages settled in the 6 months ended 31 March 2019 and includes RAMS. 2 Includes amortisation. Calculated at account level, where split loans represent more than one account. 3 Loans ahead on payments exclude equity/line of credit products as there are no scheduled principal payments. 4 Mortgage insurance claims 1H19 $7m (2H18 $4m; 1H18 $6m). 5 1 I/O is interest only mortgage lending. P&I is principal and interest mortgage lending. EAL is Equity Access Loans. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Customers ahead on repayments Actual mortgage losses net of insurance4 Actual mortgage loss rate annualised Westpac Australian mortgage loss rates (bps) LastAsian TechGFCCurrent recession crisiswreck(incl. St.George) 19921998200120091H19 excludes St.George 11.0 5.0 3.5 1.5 2.0 Australian mortgage portfolio composition5 (%) Bars may not add due to rounding 100 80 60EAL P&I 40I/O 20 0 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 5 66 44 50 31

Australian mortgage portfolio – borrower equity sound Credit quality 97 100 1H19 drawdowns LVR at origination Portfolio LVR at origination Portfolio dynamic LVR 1 47 49 • Negative equity remains low relative to 5 years ago2 2 1.6 1 0 0 balance balance balance 1 Dynamic LVR is the loan-to-value ratio taking into account the current loan balance, changes in security value, offset account balances and other loan adjustments. Property valuation source Australian Property Monitors. 2 Source: CoreLogic , 1 May 2019. 3 Weighted average LVR calculation considers size of outstanding balances. 4 Includes RAMS in 1H19. Excludes RAMS in 1H18 and 2H18. 5 Average LVR of new loans is on rolling 6 months. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australian housing loan-to-value ratios (LVRs) (%) 90 80 70 60 50 40 30 20 10 52 • National prices are 14.5% higher 17 15 14 15 20 17 11 11 11 7 54N/A 0<=6060<=7070<=8080<=9090<=9595<=100>100 Australian mortgage portfolio LVRsMar-18Sep-18Mar-19 Weighted averages3 LVR at origination (%)747474 Dynamic LVR1,4 (%)525457 LVR of new loans5 (%)717172 Australian housing loan-to-value ratios (LVRs) (%) % of total portfolio % of total portfolio where dynamic LVR >90% % of total portfolio where dynamic LVR >100% • NSW best performing state 41• Sydney dwelling values2 NSW & ACTVic & TasQldWASA & NT – 14.5% lower than 2017 peak – Up 21.1% vs 5 years ago • WA remains most challenged by 27weaker economic conditions 1.4 0.4 • Perth dwelling values2 – 18.4% lower than 2014 peak – 18.1% lower vs 5 years ago 16 1.2 0.4 9 1.1 0.4 7 0.9 0.3 0.3 0.1

Australian mortgage portfolio underwriting Credit quality 98 Notable changes to Westpac mortgage lending standards 2014 • 10% limit on investment property lending growth announced – implemented by 30 September 2015 • Stricter loan affordability tests for new borrowers – Increase in minimum assessment (‘floor’) rate to 7.25% – Increase in serviceability assessment buffer to 2.25% Credit card repayments assessed at 3% of limit (previously 2%) Expenses benchmark (HEM) adjusted by income bands as well as post settlement postcode location, marital status and dependants Serviceability for loans with interest only terms assessed over the residual P&I term, not full loan term Maximum I/O terms reduced – owner occupied reduced to 5 years • • 2015 • • • Mandatory 20% minimum shading on all non-base income (e.g. rental income, annuity income) – previously non-base income discounted by varying amounts Stopped non-resident lending – For Australian and NZ citizens and permanent visa holders using foreign income, tightened verification and LVR restricted to 70% Maximum I/O1 terms for new IPLs reduced to 10 years Maximum LVRs restricted to include LMI capitalisation • 2016 • • 3 3 • • • • 30% limit on new I/O lending (based on % of limits) Tighter limits on I/O lending >80% LVR Heightened supervision of mortgage lending warehouses Strengthened pre settlement hind-sighting process of applications with introduction of day 2 review team 2017 • More granular assessment of expenses through the introduction of 13 categories to capture living expenses and other commitments Income verification requirements for self-employed applicants strengthened 2018 • 1 I/O is interest only mortgage lending. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Pre-2006 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (YTD) Australian mortgage portfolio by year of origination (% of total book) Calendar year 62% of the portfolio originated after major tightening of lending standards17 16 3 14 12 9 6 444 122

Australian mortgage portfolio repayment buffers Credit quality 99 for a mortgage must 37.4 36.2 34.9 26.8 for tax purposes offset account balances 20 months 20 19 repayments e.g. fixed rate repayment buffer 1 SVR is the Standard Variable Rate for owner-occupied Westpac Rocket Repay Home Loan inclusive of Premier Advantage Package discount. 2 Excludes RAMS. 3 Customer loans ahead on payments exclude equity/line of credit products as there are no scheduled principal payments. Includes mortgage offset accounts. ‘Behind’ is more than 30 days past due. ‘On time’ includes up to 30 days past due. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Australian home loan customers ahead on repayments3 (% by balances) Mar-18Sep-18Mar-1969% of WestpacLoans ‘On time' and <1 mth ahead (% of balances) borrowers are ahead on their mortgage49Investment property loans - 30 29 29repayments, includingincentive is to keep repayments high 112 22 22 2222 21 21Accounts opened in the last 12 666 Loans with structural restrictions on Residual - less than 1 month BehindOn time< 1 Mth< 1 Yr< 2 Yrs>2 YrsMar-19 24 6 6 13 Westpac Australian offset account balances2 ($bn) Linked to I/O mortgagesLinked to P&I mortgages. 38.639.240.0 30.533.4 23.6 Mortgage interest rate buffers (%) Westpac owner occupied SVR inc 1package discount •Borrowers applying Westpac minimum assessment ('floor') ratebe able to service 9the higher of either: 25- 7.25% minimum 7assessment rate; or 558- Product rate plus 2.25% buffer 3 7. 4.

Interest only (I/O) portfolio Credit quality 100 5.17 5.13 35 1 I/O is interest only mortgage lending. P&I is principal and interest mortgage lending. 2 Interest rates for Westpac Rocket Repay Home Loan inclusive of Premier Advantage Package discount assuming loan amount $250,000 - $499,999. 3 Excludes RAMS. Dynamic LVR is the loan-to-value ratio taking into account the current loan balance, changes in security value, offset account balances and other loan adjustments. Property valuation source Australian Property Monitors. 4 Excludes I/O loans that should have switched to P&I but for the previously announced mortgage processing error. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Scheduled I/O term expiry4 (% of total I/O loans) 22 7 0<1 Yr1<2 Yrs2<3 Yrs3<4 Yrs4<5 Yrs5<10 Yrs10 Yrs+ 18 1717 10 8 I/O lending by dynamic LVR3 and income band (%) Applicant gross income bands 51>$250k 13 $100k - $250k 34<$100k 26 8 15 4 3 19 12 7 <=60%60%<=80%>80% Dynamic LVR bands (%) Chart does not add due to rounding 8 I/O portfolio (%) % of total portfolio (at period end) % of all new flows by new lending (6 mnth) 40 1H182H181H19 31 18 19 19 Switching from I/O to P&I1 ($m) Reached end of I/O periodCustomer initiated 3Q184Q181Q192Q19 4,042 4,326 3,788 3,420 4,793 4,110 4,149 4,254 Variable mortgage interest rates2 (%) at 12 April 2019 Owner occupiedInvestor 5.64 4.58 P&II/OP&II/O

Performance of interest only mortgages Credit quality 101 Interest only (I/O) lending • I/O loans assessed on a principal and interest basis – Loans originated prior to 2015 were assessed on a principal and interest basis over the full contractual term – Loans originated from 2015 were assessed on a principal and interest basis over the residual amortising term Serviceability assessments also include an interest rate buffer (currently at least 2.25%), minimum assessment rate (7.25%) and a requirement to be in surplus1 I/O loans are full recourse 14 • 2 • I/O portfolio statistics as at 31 March 2019 •73% weighted average LVR of interest only loans at origination2 •65% of customers ahead of repayments (including offset accounts)3 •Offset account balances attached to interest only loans represent 45% of offset account balances I/O portfolio performance as at 31 March 2019 •90+ day delinquencies 75bps (compared to P&I portfolio 83bps) •Annualised loss rate 3bps (net of insurance claims) 1 A surplus requirement measures the extent to which a borrower’s income exceeds loan repayments, expenses and other commitments, as assessed. 2 Weighted average LVR calculation takes into account size of outstanding balances. 3 Customer loans ahead on payments exclude equity/line of credit products as there are no scheduled principal payments. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Sep-15 Nov-15 Jan-16 Mar-16 May-16 Jul-16 Sep-16 Nov-16 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 Australian mortgage portfolio delinquencies (%) I/OP&I 2.0 1.5 1.0 0.5 0.0 Mar-15Sep-15Mar-16Sep-16Mar-17Sep-17Mar-18Sep-18Mar-19 Increase in 90+ day delinquencies includes impact of decline in I/O balances Introduced newas borrowers switch to P&I and hardship treatmentnew flows have declined Australian I/O loan portfolio balances ($bn) 250I/O performing loans balance (lhs) 20012 10 1508 1006 4 50 00 I/O 90+ day delinquencies balance (rhs)

Australian investment property portfolio Credit quality 102 gross income band (%) 30 20 10 Investment property lending (IPL) portfolio Mar-18 Sep-18 Mar-19 Weighted averages1 LVR of IPL loans at origination (%) 73 73 73 LVR of new IPL loans in the period2 (%) 71 70 71 Dynamic LVR3 of IPL loans (%) 54 56 59 Average loan size4 ($’000) 318 321 321 Customers ahead on repayments including offset accounts5 (%) 58 58 58 90+ day delinquencies (bps) 53 57 68 Annualised loss rate (net of insurance claims) (bps) 2 3 3 1 Weighted average LVR calculation takes into account size of outstanding balances. 2 Average LVR of new loans is on rolling 6 month window. 3 Includes RAMS in 1H19. Excludes RAMS in 1H18 and 2H18. Dynamic LVR is the loan-to-value ratio taking into account the current loan balance, changes in security value, offset account balances and other loan adjustments. Property valuation source Australian Property Monitors. 4 Includes amortisation. Calculated at account level where split loans represent more than one account. 5 Customer loans ahead on payments exclude equity/line of credit products as there are no scheduled principal payments. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack <=50 50<=75 75<=100 100<=125 125<=150 150<=200 200<=500 500<=1m 1m+ 0<=60 60<=70 70<=75 75<=80 80<=85 85<=90 90<=95 95<=97 97+ Mortgage applications by Owner occupiedIPL 25 15 5 0 Australian mortgage portfolio at 30 September 2018 LVR at origination (%) Owner occupiedIPL 50 40 30 20 10 0 Australian mortgage portfolio at 31 March 2019 Investment property portfolio by number of properties per customer (%) 1 1 1 7 22 3 26 4 62 5 6+ Chart does not add to 100 due to rounding

Australian mortgage deep dive Credit quality 103 38 4 1 Portfolio comprised of residential mortgages, excluding RAMS, and business mortgages originated via a separate platform such as construction loans and loans to SMSFs. 2 Dynamic LVR is the loan-to-value ratio taking into account the current loan balance, changes in security value, offset account balances and other loan adjustments. Property valuation source Australian Property Monitors. 3 Based on a specific Rocket Repay rate offered during the period. Westpac Rocket Repay Home Loan exclusive of discounts assuming loan amount $250,000 - $499,999. 4 Source, Westpac Economics, CoreLogic. All dwellings Australia - average 8 major capital cities. Prices to March 2019. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australian mortgage lend Chart may not add due to rounding Gross income bands >$250k $100k - $250k <$100k Dynamic LVR2 bands (%) ing1 by origination date, dynamic LVR2 and income bands (%) Year of origination <2011 2011-14 2015+ 79 42 7 20 3 8 23 19 5 11 12 10 <6060-80>80<6060-80>80<6060-80>80 % of portfolio at 31 March 2019 162262 Westpac SVR3 (%) (excl. discounts)7.866.89 – 5.705.38 Westpac interest rate buffer (%)1.801.802.25 Westpac interest rate floor (%)6.806.807.25 House price changes4 At least +26%+11% to +34%(9%) to +10% 7 67 33 15 11 25 35 38 91 2 21 14 7 16 2 7 6 5

Lenders mortgage insurance arrangements Credit quality 104 100% of risk subsequently transferred to Arch Reinsurance Limited 1 Since 18 May 2015 WLMI has underwritten all mortgage insurance, where required, on Westpac originated Mortgages. The in-force portfolio of loans includes mortgage insurance provided by external providers. 2 Prudential Capital Requirement (PCR) calculated in accordance with APRA standards. 3 Insured coverage is net of quota share. 4 Low doc loans no longer sold. Refers to arrangements in place for legacy products. 5 No WLMI coverage if the loan goes 90+ days in arrears in the first twelve months and insurance via WLMI ceases once the loans is 8 years from origination (unless in a securitised pool) . 6 Loss ratio is claims over the total earned premium plus exchange commission. 7 LMI gross written premium includes loans >90% LVR reinsured with Arch Reinsurance Limited. 1H19 gross written premium includes $52m from the arrangement (2H18: $61m and 1H18: $62m). Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Lenders mortgage insurance arrangements LVR BandInsurance • LVR ≤80%Not required • Low doc4 LVR ≤60% • LVR >80% to ≤ 90%•Where insurance required, insured through captive insurer, WLMI5 • Low doc4•LMI not required for certain borrower groups LVR >60% to ≤ 80%•Reinsurance arrangements: - 40% risk retained by WLMI - 60% risk transferred through quota share arrangements with Arch Reinsurance Limited, Tokio Millennium Re, Endurance Re, Everest Re, Trans Re, AWAC and Capita 2232 • LVR >90%•100% reinsurance through Arch Reinsurance Limited - Reinsurance arrangements see loans with LVR >90% insured through WLMI with Insurance statistics 1H182H181H19 Insurance claims ($m)647 WLMI claims ratio6 (%)201125 WLMI gross written premiums7 ($m)909076 Lenders mortgage insurance (LMI) •Where mortgage insurance is required, mortgages are insured through Westpac’s captive mortgage insurer, Westpac Lenders Mortgage Insurance1 (WLMI), and reinsured through external LMI providers, based on risk profile •WLMI is well capitalised (separate from bank capital) and subject to APRA regulation. WLMI targets a capitalisation ratio of 1.2x PCR2 and has consistently been above this target •Scenarios indicate sufficient capital to fund claims arising from events of severe stress – estimated losses for WLMI from a 1 in 200 year event are $97m net of re-insurance recoveries (2H18: $105m) Westpac’s Australian mortgage portfolio at 31 Mar 2019 (%) 85Not insured Insured by third parties 3 Insured by WLMI 69

Mortgage portfolio stress testing outcomes Credit quality 105 ss testing - (18.5) (29.7) (35.2) (% change cumulative) Portfolio as at 30 September 2018 1 Assumes 30% of LMI claims will be rejected in a stressed scenario. 2 Stress test outcomes for 30 September 2018 have been restated to reflect the implementation of AASB 9, improved portfolio data and general model updates. 3 Represents 1H19 actual losses of $51m annualised. 4 Stressed loss rates are calculated as a percentage of average exposure at default (EAD). Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australian mortgage portfolio stre Key assumptionsCurrent Stressed scenario Year 1Year 2Year 3 Portfolio size ($bn)446430421419 Unemployment rate (%)5.011.610.69.6 Interest rates (cash rate, %)1.500.250.250.25 House prices Annual GDP growth (%)2.4(3.9)(0.2)1.7 Stressed loss outcomes (net of LMI recoveries)1 2 $ million861,6192,390785 Basis points42335117 Portfolio as at 31 March 2019 $ million10231,8372,578874 Basis points42385419 •Westpac regularly conducts a range of portfolio stress tests as part of its regulatory and risk management activities •The Australian mortgage portfolio stress testing scenario presented here assumes a severe recession in which significant reductions in consumer spending and business investment lead to six consecutive quarters of negative GDP growth. This results in a material increase in unemployment and nationwide falls in property and other asset prices •Estimated Australian housing portfolio losses under these stressed conditions are manageable and within the Group’s risk appetite and capital base: - Cumulative total losses of $4.9bn over three years for the uninsured portfolio (FY18: $4.4bn) - Cumulative claims on LMI, both WLMI and external insurers, of $1.0bn over the three years (FY18: $1.0bn) - Loss rates presented this half have increased from previously presented results primarily due to further declines in house prices which lead to a higher dynamic LVR starting point for the portfolio and from more granular information on the RAMS portfolio - The introduction of AASB 9 on 1 October 2018 sees accounting recognition of losses recognised earlier in the stressed scenario compared to AASB 39 •In addition to Group stress testing, WLMI separately conducts stress testing to test the sufficiency of its capital position to cover mortgage claims arising from a stressed mortgage environment •Capital targets incorporate buffers at the Westpac Group level that also consider the combined impact on the mortgage portfolio and WLMI of severe stress scenarios

Capital, Funding and Liquidity

Organic capital generation offset by impact of notable items Capital, Funding and Liquidity 107 Highlights (APRA basis) • Organic capital growth of 27bps, offset by 10.64% Impact of APRA’s $bn guidelines 10.5% % 55 mortgage RWA1 12 • RWAs down $5.6bn, mostly in non-credit risk 50 exchange movements were offset by the impact Impact of AASB 9 4 $989m, reduced RWA by $3.9bn, and 1 APRA’s revision to the calculation of RWA for Australian residential mortgages, which came into effect on 1 July 2016. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 CET1 capital ratio (%) and CET1 capital ($bn) Westpac CET1 capital (lhs, $bn) CET1 ratio of•CET1 ratio up 1bp from September 2018Westpac CET1 capital ratio (rhs, %) impact of notable items (25bps)APRA industry changes tounquestionably strong 10.2 10.5 10.110.1 10.5 10.410.4 Risk weighted•Credit RWA was little changed as business10 assets (RWA)growth, changes in credit quality and foreign45 of AASB 9 adoption8 40 •Minimal impact to the CET1 ratio (+2bps)356 from AASB 9. No impact to CET1 ratio on and AASB 15transition to AASB 1530 Implementation•Lifted accounting impairment provisions by increased stressed exposures25 2 20 •Further clarity on revised capital frameworks Futureexpected over 2019/2020150 developments•APRA new derivative capital standard applies from 1 July 2019 (estimated 20bp impact to the CET1 ratio) 10.610.610.6 10.0 10.0 9.5 9.3 45 45 44 44 44 43 42 40 41 39 38 38 37 37

framework1 Current proposals on the capital Capital, Funding and Liquidity 108 First half 2019 Second half 2019 2020 2021 2022 Standardised approach to credit risk Advanced approach to credit risk Operational risk Leverage ratio Measurement of capital Interest rate risk in the banking book Counterparty credit risk Loss absorbing capacity Related party exposures RBNZ capital framework 1 Regulatory change timeline is based on APRA’s 2019 policy agenda (published 28 February 2019). Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Consult Finalise APRA expected to finalise updates to suite of prudential standards 2020-21 Implementation Consult, Quantitative impact study Implementation Consult Finalise Implementation Consult Finalise Implementation Consult Implementation Consult Implementation Implementation 1 July 2019 Consult Finalise 2023 Implementation Finalise Implementation Consult Implementation date and transition under consultation

RBNZ capital proposals Capital, Funding and Liquidity 109 Group are: 1 Internal ratings based. 2 This includes replacing an existing NZ$1.5 billion Additional Tier 1 instrument, which is issued to Westpac ,with an eligible form of Tier 1 capital. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Potential Group implications Assuming a further $2.0 – $2.5bn2 of Tier 1 capital was retained or injected into WNZL, under current APRA rules the potential capital implications for the • No change to Westpac Group’s reported Level 2 CET1 ratio as WNZL is consolidated at Level 2 • The Group’s Level 1 CET1 ratio would reduce by ~20bps. The Level 1 CET1 ratio would be 10.5% on a pro forma basis at 31 March 2019 APRA consultation on APS222 (Association with Related Entities) is currently underway. APRA is proposing to reduce limits on the level of capital and exposure to intra-group entities. On a pro forma basis, exposure to WNZL is below APRA’s currently proposed prudential limit of 25% if applied at 31 March 2019 Final outcomes for the Group are dependent on other capital consultations APRA currently has open Potential WNZL implications WNZL’s Tier 1 capital ratio was 14.5% at 31 March 2019 Assuming WNZL had to achieve a minimum 16% Tier 1 capital ratio under the RBNZ’s proposals, WNZL would require a further $3.5 – $4.0bn of Tier 1 capital if applied at 31 March 20192 Summary of proposals In December 2018, the RBNZ released a paper “Capital Review Paper 4: How much capital is enough?” outlining its capital proposals for NZ banks The RBNZ proposed: • A Tier 1 capital requirement of 16% for systematically important NZ banks, including Westpac NZ (WNZL). This includes prudential buffers totalling 10% of RWA • Changes to RWA measurement for IRB1 accredited banks like WNZL so that RWA equates to approximately 90% of the standardised approach (currently closer to 75%) • The 16% requirement may be met with up to 1.5% of non-redeemable preference shares • Existing AT1 capital instruments will no longer be eligible as regulatory capital • A five year transition period will apply Consultation closes on 17 May and the RBNZ has indicated that final decisions are expected to be communicated in the third quarter of 2019

CET1 capital ratio, top quartile globally Capital, Funding and Liquidity 110 Capital ratios % Mar-18 Sep-18 Mar-19 21.3 CET1 capital ratio 10.5 10.6 10.6 Additional Tier 1 capital 2.3 2.2 2.2 Tier 1 capital ratio 12.8 12.8 12.8 Tier 2 capital 2.0 1.9 1.8 Total regulatory capital ratio 14.8 14.7 14.6 Risk weighted assets (RWA) ($bn) 416 425 420 Leverage ratio 5.8 5.8 5.7 Internationally comparable ratios1 Leverage ratio (internationally comparable) 6.4 6.5 6.4 CET1 capital ratio (internationally comparable) 16.1 16.1 16.2 1 Internationally comparable methodology aligns with the APRA study titled ‘International Capital Comparison Study’ dated 13 July 2015. For more details on adjustments refer slide 113. 2. Group 1 banks BIS 75th percentile fully phased-in Basel III capital ratios from BIS monitoring report released 20 March 2019. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Key capital ratios (%) APRA basisInternationally comparable basis1 BIS 75th percentile2 16.2 14.6 CET1Tier 1TotalCET1Tier 1Total regulatoryregulatory capitalcapital 19.1 12.8 10.6

CET1 capital ratio and RWA movements Capital, Funding and Liquidity 111 items 1 APRA APRA earnings reinvestment plan RWA movements translation APRA Int. Comp.2 1 The impact of notable items on the CET1 ratio includes the capital deduction for the associated deferred tax assets. 2 Internationally comparable methodology aligns with the APRA study titled ‘International Capital Comparison Study’ dated 13 July 2015. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Mar-18 Sep-18 Credit risk Market risk IRRBB Operational risk Other Mar-19 Mar-18 Sep-18 AASB 9 impact Business growth Credit quality and portfolio mix Regulatory modelling changes FX translation impacts Mark-to-market Mar-19 Movement in risk weighted assets ($bn) 415.7425.40.01.6(5.9)(0.5)(0.8)419.8 See rightDriven by lower interest waterfallrates over the half Down $5.6bn or 1.3% Movement in credit risk weighted assets ($bn) 361.4362.7(3.9)0.91.4(1.0)2.10.5362.7 Translation impact, mostly NZ$ loans Flat CET1 capital ratio (% and bps) 16.17 10.5010.6310.64 OrganicOther Items (+27bps)(-26bps) Up 1 basis point Mar-18Sep-18CashFinal dividendDividendOrdinaryOther capitalNotableOther itemsFXMar-19Mar-19 ex notable items growthimpact 96(77)87(7) (25)4(5)

Well placed on internationally comparable CET1 and leverage ratios Capital, Funding and Liquidity 112 1 Peer group comprises listed commercial banks with assets in excess of A$700bn and which have disclosed fully implemented Basel III ratios or provided sufficient disclosure to estimate. Based on company reports/ presentations. Ratios at 31 December 2018, except for ANZ, NAB and Westpac which are at 31 March 2019, (note NAB leverage ratio is as at 30 September 2018) and Bank of Montreal, Scotiabank, Royal Bank of Canada and Toronto Dominion are at 31 January 2019. Assumes Basel III capital reforms fully implemented. Leverage ratio is on a transitional basis. Where accrued expected dividends have been deducted, these have been added back for comparability. US banks are excluded from leverage ratio analysis due to business model differences, for example from loans sold to US Government sponsored enterprises. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Nordea China Construction Bank ICBC ANZ Bank of China CBA Norinchukin Bank Agricultural Bank of China RBS China Merchants Bank Westpac 16.2% BBVA Rabobank Rabobank Sumitomo Mitsui Westpac 6.4% CBA BPCE Lloyds Intesa Sanpaolo ING Group ANZ NAB Norinchukin Bank Standard Chartered Nordea HSBC HSBC China Construction Bank RBS Deutsche Bank Standard Chartered Barclays Lloyds Commerzbank NAB ICBC Santander Credit Suisse Credit Suisse BNP Paribas BPCE Unicredit Unicredit Credit Agricole SA Commerzbank JPMorgan Chase Mitsubishi UFJ Intesa Sanpaolo Sumitomo Mitsui Toronto Dominion Bank BNP Paribas Mitsubishi UFJ ING Group Citigroup Barclays Mizuho FG Mizuho FG Natixis Scotiabank China Merchants Bank Deutsche Bank Wells Fargo Societe Generale Santander Royal Bank of Canada Bank of America Credit Agricole SA BBVA Bank of Montreal Agricultural Bank of China Toronto Dominion Bank Societe Generale Natixis Leverage ratio (%)1 8% 6% 4% 2% 0% Common equity Tier 1 ratio (%)1 20% 15% 10% 5% 0%

Internationally comparable capital ratio reconciliation Capital, Funding and Liquidity 113 APRA’s Basel III capital requirements are more conservative than those of the Basel Committee on Banking Supervision (BCBS), leading to lower reported capital ratios by Australian banks. In July 2015, APRA published a study that compared the major banks’ capital ratios against a set of international peers. The following details the adjustments from this study and how Westpac’s APRA Basel III CET1 capital ratio aligns to an internationally comparable ratio, the methodology aligns to this study (%) Westpac’s CET1 capital ratio (APRA basis) 10.6 Equity investments Balances below prescribed threshold are risk weighted, compared to a 100% CET1 deduction under APRA’s requirements 0.4 Deferred tax assets Balances below prescribed threshold are risk weighted, compared to a 100% CET1 deduction under APRA’s requirements 0.5 Interest rate risk in the banking book (IRRBB) APRA requires capital to be held for IRRBB. The BCBS does not have a Pillar 1 capital requirement for IRRBB 0.2 Loss given default (LGD) of 15%, compared to the 20% LGD floor under APRA’s requirements. correlation factor for mortgages higher than the 15% factor prescribed in the Basel rules APRA also applies a Residential mortgages 1.9 Unsecured non-retail exposures LGD of 45%, compared to the 60% or higher LGD under APRA’s requirements 0.7 Non-retail undrawn commitments Credit conversion factor of 75%, compared to 100% under APRA’s requirements 0.5 Use of internal-ratings based (IRB) probabilities of default (PD) and LGDs for income producing real estate and project finance exposures, reduced by application of a scaling factor of 1.06. APRA applies higher risk weights under a supervisory Specialised lending 0.8 slotting approach, but does not require the application of the scaling factors Increase in the A$ equivalent concessional threshold level for small business retail and small to medium enterprise corporate exposures 0.2 Currency conversion threshold APRA requires these items to be deducted from CET1. The BCBS only requires exposures classified as intangible assets under relevant accounting standards to be deducted from CET1 0.4 Capitalised expenses 16.2 Internationally comparable CET1 capital ratio 19.1 Internationally comparable Tier 1 capital ratio 21.3 Internationally comparable total regulatory capital ratio Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

A$22bn new term funding raised in 1H19 Capital, Funding and Liquidity 114 1 Based on residual maturity and FX spot currency translation. Includes all debt issuance with contractual maturity greater than 13 months excluding US Commercial Paper and Yankee Certificates of Deposit. 2 Contractual maturity date for hybrids and callable subordinated instruments is the first scheduled conversion date or call date for the purposes of this disclosure. 3 Perpetual sub-debt has been included in >FY25 maturity bucket. Maturities exclude securitisation amortisation. 4 Tenor excludes RMBS and ABS. 5 WAM is weighted average maturity. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack New term issuance by currency (%) Charts may not add to 100 due to rounding. 21 7 32 50 AUD USD EUR Other 6 49 32 26 21 22 18 15 FY17FY181H19 New term issuance by tenor2,4 (%) Charts may not add to 100 due to rounding. 5.8yrs6.5yrs4.7yrsWAM5 46 1 27 >5years 5 years 4 years 3 years 12 years 1 year 53 38 10 7 9 7 FY17FY181H19 43 30 17 8 New term issuance by type (%) Charts may not add to 100 due to rounding. 7Subordinated debt Hybrid Securitisation Covered bonds Senior unsecured 4 5 13 13 18 26 73 66 54 FY17FY181H19 8 Term debt issuance and maturity profile1,2,3 ($bn) Lengthening funding profileCovered bondHybridSenior/SecuritisationSub debt 1820 6 ahead of NSFR transition42Issuance 37 Maturities 3032 3331 32 22 2421 14 FY14FY15FY16FY17FY181H19 2H19FY20FY21FY22FY23FY24FY25>FY25

Funding and liquidity metrics Capital, Funding and Liquidity 115 1 Wholesale Offshore >1yr Wholesale funding Committed Liquidity Facility Securitisation Equity 2 SFR Sep 2018 114% Customer deposits deposits 1 Includes long term wholesale funding with a residual maturity less than or equal to 1 year. 2 Equity excludes FX translation, Available-for-Sale securities and Cash Flow Hedging Reserves. 3 LCR is calculated as the percentage ratio of stock of HQLA and CLF over the total net cash outflows in a modelled 30 day defined stressed scenario. Calculated on a spot basis. HQLA includes HQLA as defined in APS 210, RBNZ eligible liquids, less RBA open repos funding end of day ESA balances with the RBA. Committed Liquidity Facility or CLF is made available to Australian Authorised Deposit-taking Institutions by the RBA that, subject to qualifying conditions, can be accessed to meet LCR requirements under APS210 – Liquidity. Other flows include credit and liquidity facilities, collateral outflows and inflows from customers. 4 Other includes derivatives and other assets. 5 Other loans includes off balance sheet exposures and residential mortgages >35% risk weight. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Liquidity coverage ratio (LCR)3 (%) Liquid assetsLiquid assets ember 2018ch 2019 Customer depositsHigh Quality Liquid Assets Other flows Net stable funding ratio (NSFR) at 31 March 2019 ($bn) 606.2 Liquids Corporate & InstitutionalMar 2019113% mortgages Available Stable FundingRequired Stable Funding Wholesale funding and other liabilities 536.4N and other4 30 31 Other loans5 Retail & SME deposits Residential ≤35% risk weight Capital LCR 133% 133.5 LCR 138% 133.7 100.4 97.0 Net cash outflows 30 Sept Net cash outflows 31 Mar Funding composition by residual maturity (%) 1 Wholesale Onshore <1yr Wholesale Offshore <1yr1 4 1 4 Wholesale Onshore >1yr 12 11 8 8 4 1 63 62 10 5 44 Sep-08Sep-18Mar-19 16 20 5 9 5 7

Divisional Results

Consumer Bank earnings reflect challenging environment Consumer 117 Key financial metrics Change on 2H18 1H18 2H18 1H19 from improved mortgage revenue mortgage delinquencies, amplified by adoption of Revenue1 ($m) 2% 4,459 4,152 4,241 Net interest margin1 (%) 6bps 2.40 2.14 2.20 (241bps) Expense to income1 (%) 39.6 45.4 42.9 Customer deposit to loan ratio (%) (34bps) 52.7 53.5 53.2 Stressed exposures to TCE1 (%) 9bps 0.64 0.65 0.74 Key operating metrics Change on 2H18 1H18 2H18 1H19 Total customers (#m) 9.3 9.5 9.5 - Active digital customers (#m) 4.2 4.3 4.4 2% Digital sales2 (%) 3ppts 29 33 36 Total branches (#) (35) 1,025 1,006 971 Total ATMs (#) (329) 2,835 2,542 2,213 7.6 (=2nd) 7.3 (2nd) 7.3 (2nd) Customer satisfaction2,3 - +0.3 -6.8 -6.6 Net promoter score (NPS)2,3 6mma4 - (3rd) (2nd) (2nd) 1 Restated for the impact of AASB 9 and AASB 15. 2 Refer pages 160 & 161 for metric definitions and details of provider. 3 Customer satisfaction and NPS metrics refer to total Consumer Bank customers across the Westpac Group. 4 6 month moving average. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 1H18 2H18 Add back notable items 2H18 ex-notable items Net interest income Non-interest income Operating expenses Impairment charges Tax and NCI 1H19 ex-notable items Notable items 1H19 Cash earnings ($m) AIEA up 1%, margin upLower cardHigher impairment 3bps (ex notable items)fees and FXcharges driven by and deposit spreads AASB 9 (lifetime loss) 1,709 1101,523(8)(32)21,516(2)1,514 70(39) 1,413 Little changed ex notable items Up $101m or 7%

1H19 performance reflects the challenging environment Consumer 118 1,526 2,420 2,269 401 42.9 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Revenue per FTE ($’000) 404433435427 1H172H171H182H181H19 Expense to income ratio (%) Expense to income ratio impacted by notable items 2H18:+2.0% 1H19:(0.3%) 45.4 40.340.339.6 1H172H171H182H181H19 Loans ($bn) & deposit to loan ratio (%) LoansCustomer deposit to loan ratio 52.753.052.753.553.2 385387 370379 360 Mar-17Sep-17Mar-18Sep-18Mar-19 Core earnings ($m) Core earnings reduced by notable items of 2H18:($144m) 1H19:($16m) 2,4692,6252,693 1H172H171H182H181H19 Revenue ($m) Revenue reduced by notable items of 2H18:($105m) 1H19:($47m) 4,1384,4004,4594,1524,241 1H172H171H182H181H19 Cash earnings ($m) Cash earnings reduced by notable items of 2H18:($110m) 1H19:($2m) 1,6201,709 1,514 1,413 1H172H171H182H181H19

Improving the customer experience through digital Consumer 119 1 Sales refer to Westpac brand. 2 This feature is currently only available to Bank of Melbourne customers. 3 Digital Mail launched in March 2018 for St.George, February 2018 for Westpac. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Making it easier to connect Digital Mail3 • Customers can receive documents faster, and access them anywhere, anytime • Reduces postage and paper usage, and provides a permanent record of communication • ~900k letters have been sent via Digital Mail since launch Webchat Customers on Westpac desktop and mobile can contact Westpac via secure messaging and Webchat anywhere, anytime. To date 130,000 chats have occurred, with 79% resolved without escalation to a banker Digitising St.George online home loan application • Applications can be completed online or via mobile • Documents can be uploaded remotely • Specialist support available via live chat • Personalised pricing and valuations available • Customers can stop and re-start the process at any time • Ability to sign mortgage documents electronically2 Improving the application process Auto save feature, allows customers to enter and exit product applications at any stage, continuing their application from where they left off Innovation Term deposit pricing platform •Platform allowing customers to view, accept and fulfil term deposits online •18% of term deposit sales1 now via digital (up from 12% in October 2018) Building saving habits • Customers can view tailored and dynamic content in their online banking, helping them make the best use of their accounts • Almost 6,000 new savings accounts opened since January 2019

Business Bank, headline results impacted by remediation provisions, up 5% excl. notable items Business 120 Key financial metrics Change on 2H18 1H18 2H18 1H19 Revenue ($m) (6%) 2,639 2,677 2,510 and merchant fees asset repricing and in stress in commercial portfolio Net interest margin (%) (15bps) 3.19 3.17 3.02 324bps Expense to income (%) 35.9 36.1 39.4 1,144 (131) Customer deposit to loan ratio (%) (38bps) 71.4 72.5 72.2 Stressed exposures to TCE (%) (5bps) 2.56 2.79 2.74 Key operating metrics Change on 2H18 1H18 2H18 1H19 Total business customers (‘000’s) (1%) 1,085 1,079 1,073 Customer satisfaction1 (rank) - #1 #1 #1 Customer satisfaction - SME1 (rank) - #1 #1 #1 Digital sales1 (%) 13 15 20 5ppts 1 Refer page 160 for metric definitions and details of provider. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 1H18 2H18 Add back notable items 2H18 ex-notable items Net interest income Non-interest income Operating expenses Impairment charges Tax and NCI 1H19 ex-notable items Notable items 1H19 Cash earnings ($m) AIEA flat. Margins up 7bpsImpairment charges (ex notable items) fromLower lending volumeslower due to a reduction improved deposit spreads 89(25) 1,080 1,08051,085 22(15)(12) 1,013 Higher regulatory and compliance expenses Up 5% ex notable items Down 6%

1H19 performance impacted by notable items Business 121 1,648 1,045 1,581 36.1 35.9 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Revenue per FTE ($’000) 849 1H172H171H182H181H19 828 821 809 775 Expense to income ratio (%) Notable items impact 39.4 36.636.3 3.1 36.3 0.2 35.9 1H172H171H182H181H19 Loans ($bn) & deposit to loan ratio (%) LoansCustomer deposit to loan ratio 72.572.2 70.071.771.4 153 146149152151 Mar-17Sep-17Mar-18Sep-18Mar-19 Core earnings ($m) Core earnings lower from notable items of 2H18:($5m) 1H19:($188m) 1,6911,710 1,522 1H172H171H182H181H19 Revenue ($m) Revenue lower from notable items of 1H19:($174m) 2,677 2,639 2,588 1H172H171H182H181H19 2,510 2,495 Cash earnings ($m) Cash earnings lower from notable items of 2H18:($5m) 1H19:($131m) 1,0801,080 1,013 958 1H172H171H182H181H19

Transforming the Business Bank Business 122 and secure payments without the need for manual 60% of Presto Smart customers new to this business •Presto Smart developed collaboratively via the Group’s Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Payment and transaction solutions Helping customers take and make payments, meet cash flow shortfalls and manage payables and receivables Presto Smart (launched 2018) •Integrated payments solution, which provides fast, reliable reconciliation and re-keying •Supporting an increase in the merchant business with •Expanded network of PoS partners, with 24 retail and hospitality PoS providers integrated •>3000 devices currently operational Fintech investment Digital for customers Empowering more customers with online capabilities such as account opening, overdraft access and servicing Digital sales •Investment in digital capabilities has supported a 5ppt rise in the proportion of digital sales to 20% from 2H18 Biz Invoice •Online invoice solution provides SME customers with a free service to create, preview and send invoices to customers Improved online capability •Self serve usage three times higher than March 2018, through new features including: -Enabled push notifications making term deposit rollovers easier -Simplified the process for customers to open multiple accounts online -Password resets made easier, with more security and removal of mandatory resets Investing in bankers Enabling bankers to build great customer relationships through industry insights, paperless processes, simplified products and innovative technologies Improving banker productivity •Implemented an online tool for bankers providing integrated diary management, compliance and regulatory alerts, and access to customer information •Launched an online portal for SME customers’ service requests. Increased “first time right” to 99% Improving operating model •Introduced a dedicated relationship team, for Westpac SME customers, of business bankers and other specialists. Enabling greater support for small business customers •Driving efficiency through centralised servicing activity for Commercial customers •LOLA embedded in St.George, Bank of Melbourne and BankSA, contributing to quicker time to yes for customers and 1,200 hours saved •1,650 bankers have completed the Business Institute program since its launch in October 2017. Continued to expand the program, with the development of a new credit curriculum, in partnership with Macquarie University, in 1H19

BTFG, committed repriced platforms to putting it right: announced wealth reset, and ceased grandfathered commission payments BT Financial Group 123 Key financial metrics Change on 2H18 1H18 2H18 1H19 1,175 1,037 (58%) 439 Revenue ($m) 3 (20) 46 141 382 (29) (66) 50.2 65.8 large Expense to income (%) 198.6 (1) 197.7 205.6 (1%) 203.1 Total funds ($bn) (spot) 20.8 21.0 - Loans ($bn) (spot) 21.1 31.7 33.0 2% Deposits ($bn) (spot) 33.5 Life Insurance in-force premiums1 ($m) 1,276 1,277 1,259 (1%) General Insurance GWP ($m) 251 252 259 3% Key operating metrics ($m) Change on 2H18 1H18 2H18 1H19 Customers with a wealth product2 (%) 18 17 17 - 939 803 679 (124) Planners (salaried & aligned) (#) (spot) Platform FUA market share3 18 19 18 (1ppt) (inc. Corp Super) (%) Platform gross flows market share3 (inc. Corp Super) (%) 21 20 25 5ppt Life Insurance market share4 (%) 11 10 9 (1ppt) H&C insurance market share5 (%) 6 6 6 - 1 At 1 Jan 18, Westpac Life Insurance Services Limited became the preferred insurer for BTFG Corporate Super members. Life insurance in-force premium at Mar 19 consist of $979m retail, $280m Group Life Insurance (2H18 consists $994m retail, $283m Group Life Insurance; 1H18: $1,000m retail, $276m Group Life insurance). 2 Refer page 160 for wealth metrics provider. 3 Strategic Insight, All Master Funds Admin at Dec 18 (for 1H19), at Jun 18 (for 2H18), and at Dec 17 (for 1H18) and represents the BT market share at these times. 4 Strategic Insight (Individual Risk) rolling 12 month average. New sales includes sales, premium re-rates, age and CPI indexation Dec 18. 5 Internally calculated from APRA quarterly general insurance performance statistics, Dec 18. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 1H18 2H18 Add back notable items 2H18 ex-notable items Funds Management income Insurance income Expenses Tax and impairment charges 1H19 pro-forma CE: Grandfathered payments and platforms repricing CE: Catastrophe claims Notable items 1H19 Cash earnings (C$mE) ($m) Weaker market performance and lower advice revenue from reduced activity 406401 (620) 241 Up $19m or 5% Down $546m (305)

Sound fundamentals BT Financial Group 124 Insurance premiums ($m) Group Life in-force premiums Retail Life in-force premiums General Insurance gross written premiums¹ 191.5 191.4 3.8 3.6 4.0 3.5 3.7 1,276 1,259 1,277 1,068 283 1,030 280 64 000 966 258 994 979 250 1 Includes CCI gross written premiums of $12m in 1H19 (2H18: $13m; 1H18:$16m; 2H17:$21m; 1H17:$25m) 2 Retail Platforms market share sourced from Strategic Insight, All Master Funds Admin segment and represents the BT Wealth business market share disclosed in Strategic Insight as at December 2018. 3 Strategic Insights December 2018. 4 Market share is Retail life insurance new sales. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Life insurance lapse rates3 (%) WBCPeer 1 Peer 2Market Avg Dec-14Dec-15Dec-16Dec-17Dec-18 Retail platforms market share2,3 (%) WBCPeer 1 Peer 2Avg next top 4 Dec-14Dec-15Dec-16Dec-17Dec-18 Life insurance market share3,4 (%) WBCPeer 1 Peer 2Avg next top 4 Dec-14Dec-15Dec-16Dec-17Dec-18 259 251 276 1, 252 75 993 1H172H171H182H181H19 Funds ($bn) Legacy platformsPanoramaSuperannuation Packaged fundsOther 197.7205.6203.1 Mar-17Sep-17Mar-18Sep-18Mar-19 39.6 39.8 38.4 36.4 39.3 38.9 35.8 36.2 12.4 17.1 109.4 108.6 109.2 110.5 103.7 38.0 37.4 Insurance claims rates (%) General InsuranceLife Insurance 81 37 2H162H171H182H181H19 4954 48 4442 3835 35

Meeting customers’ wealth needs via digital BT Financial Group 125 New and improved customer services Digitising insurance: improving customer experience Quote and Buy tool for H&C launched in 1H19 Panorama Voted No1 investment platform for online business management features and cyber security, with an Improved design, redesigned questions to improve customer understanding, more interactive quotes “Compare cover” table which explains the differences in levels of cover 1 overall score of 92% $8bn in Managed Funds FUA2, up 113% over last 12 months 81% growth in general insurance digital sales since 1H Rated top three investment platform overall and topping “Best online business management”, “Best Enhanced online claims process and form, supporting customers choosing to complete online claims lodgement through to completion 1 mobile app” and “Best client portal” categories Global Investment Services online portal launched which provides clients with access to their investment profile Enhancement to LifeCENTRAL+ (BT’s Life Insurance Quote and application software) 30% increase in quotes generated by advisers since launch in April 2019 41% growth in customers wealth needs met digitally since 1H18 Split payment options for policies linked inside and outside super Integration with OmniLife Risk Research tool Personal statement navigation Wider choice of Investments on Super For Life, investment menu increased from 4 to 38 options Super Invest and BT Invest now available to St.George, Bank of Melbourne and BankSA customers Conexus Financial Superannuation Awards Assistance program Award Global Finance Awards “Underwriting Team of the Year “ and “Trauma / Critical The Association of Financial Advisers (AFA) – in March 2019 1 Investment Trends Platform Competitive Analysis and Benchmarking Report, December 2018. 2 Managed funds are managed investment schemes which are unlisted products. Investor may buy and sell units in the funds available on our investment menus, Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack “Best Technology Offering” (Panorama)“Innovation in Retail Life Insurance” for Claims Cancer “Wealth Management Experts of the Year 2019”FSC Life Insurance Award – in March 2019 APAC Australian Enterprise AwardsOutstanding Value Contents Insurance “Best Private Bank in Australia 2019”Canstar 2018 WinnersThe Westpac Online Investing Loan awarded aillness Product of the year” 5 star rating in both the Managed Fund Investor and Share Investor profiles Canstar 2018

Panorama: supporting advisers and investors BT Financial Group 126 easures anorama y ket1 ed Full and anagement between unique offers connectivity 1 Strategic Insights December 2018. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Advisers on Panorama (#) 2,291 Up 45% Mar-17Sep-17Mar-18Sep-18Mar-19 1,775 1,584 1,355 969 SMSF funds on Panorama(#) 7,204 p 35% Mar-17Sep-17Mar-18Sep-18Mar-19 6,215 5,332 4,305 U 3,217 Investors on Panorama (#) 32,444 Up 84% Mar-17Sep-17Mar-18Sep-18Mar-19 23,462 17,608 11,778 6,640 New pricing structure success m since 1st October 2018: 1,066 new advisers registered on P 7,152 accounts on Asgard Open eWra 20,685 accounts on BT Wrap Open 3,090 accounts transferred from legac platforms onto Panorama p and Panorama highlights #1 platform for netflows in the Retail Mar Launch of CoreSeries Porfolios manag accounts, available on both BT Panorama Compact menus, with no portfolio level m fees and a low underlying management fee 50bps and 78bps One system for One core all investors &operating adviserssystem BT Panorama’s BankSMSFs /security Digital user experience FUA on Panorama ($m) 17,041 Up 82% Mar-17Sep-17Mar-18Sep-18Mar-19 12,402 9,363 6,713 3,936

WIB discipline delivers a solid performance Westpac Institutional Bank 127 Key financial metrics Change on 2H18 1H18 2H18 1H19 offset by higher trading Revenue ($m) 1,441 1,566 1,425 (9%) compliance costs • 2H18: $19m Net interest margin (NIM) (%) 1.60 1.74 1.67 (7bps) 47.1 49.2 45.9 (334bps) Expense to income ratio (%) Customer deposit to loan ratio (%) 129.8 135.5 125.1 large Stressed exposures to TCE (%) 0.78 0.66 0.63 (3bps) Key operating metrics Change on 2H18 1H18 2H18 1H19 Customer revenue1 / total revenue (%) 87.3 83.1 91.6 large Trading revenue / total revenue (%) 11.2 3.8 8.8 large Revenue per FTE ($’000)2 802 909 844 (7%) 1 WIB customer revenue is lending revenue, deposit revenue, sales and fee income. Excludes trading, derivative valuation adjustments and Hastings. 2 Excludes Westpac Pacific revenue and FTE. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 1H18 2H18 Net interest income Non-interest income Operating expenses Impairment charges Tax and NCI 1H19 Cash earnings ($m) Non-repeat of Hastings fees ($180m) in 2H18 partlyNon-repeat of Hastings Hastingsincomecosts ($121m) in 2H18 cash earnings impactpartly offset higher •1H18: ($2m)regulatory and 554 53811753543 (11) (24) (130) Up $5m or 1%

Maintaining focus on returns Westpac Institutional Bank 128 mortgage warehouse facilities 104.9 99.0 95.7 from credit limit management 7bps 0.7 0.6 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Mar-19 ROE (%) 4% reduction in allocated capital 12.612.713.6 bps 1H182H181H19 Up 1 0bps Up 90 Margin (%) Change in funding mix 1.601.741.67 Down Up 14bps 1H182H181H19 Stressed. exposures as a % of TCE Watchlist & substandard 5.890+ days past due and not impaired 3.0 1.31.11.30.8 Impaired 3.5 1.7 Net loans ($bn) Reduced utilisation of 76.377.476.5 Up 1% Down 1 % Mar-18Sep-18Mar-19 Deposits ($bn) Lower government balances, partly offset by higher corporate term deposits Up 6% Down 9 % Mar-18Sep-18Mar-19 Risk weighted assets ($bn) 77.377.078.1 n <1% Mar-18Sep-18Mar-19 Dow Up 1%

Opportunities in Institutional banking Westpac Institutional Bank 129 • Deep expertise and industry insights Infrastructure Infrastructure market leadership •The leading Australian infrastructure bank – supported 5 out of the 6 most recent nation building infrastructure projects, and the only Australian bank to do so •Strong relationships with borrowers (e.g. Government) and investors (e.g. Super) Key public sector relationships •Victorian Government has established the Central Banking System (CBS), with Westpac as its banking partner, allowing Government to centralise and more efficiently manage its working capital requirements across its departments and numerous agencies. The CBS has resulted in a significant number of new to bank relationships in the Victorian Public Sector, in addition to deepening our existing relationship with the Victorian Government Key role in major infrastructure project •One of the lead bank’s to the Transurban-led consortium in their $9.3 billion acquisition of 51% equity stake in WestConnex. Westpac was the only bank to provide a debt underwrite to support key aspects of the transaction and one of a select number of banks mandated as swap execution bank Renewables Leading bank in AUD renewable project finance commitments1 •Leading financier to greenfield renewable energy projects in Australia, providing more than $390m of new financing to seven projects in the last 12 months Launched world’s first certified green deposit product • Launched the world’s first Green Tailored Deposit to be certified by the internationally recognised Climate Bonds Initiative (CBI) in November 2018 All Green deposits are associated with a defined pool of eligible assets or projects which meet the strict CBI criteria, which can include renewable energy, low carbon transport, low carbon buildings and water infrastructure Globally recognised for innovation in green finance at the Climate Bonds 4th Annual “Green Bond Pioneer Awards” • • Digitisation Digitising liquidity and working capital management • • First release of WIB’s Digital Institutional Bank platform Offers digitised transactional banking with real-time cash mobility, visibility of account balances, intraday balance movement and a single view of cash liquidity throughout their entire corporate structure M&A financing Supporting M&A financing •Completed 12 transactions in 1H19 •Provided A$1.5billion in financing across a number of industries including property, infrastructure, health tech and logistics Corporate Loan Portal •First online portal providing customers with greater visibility and control over their loans - now has 35 institutional customers 1 Source: IJGlobal, March 2019. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Westpac• Leading financial markets, financing and transactional banking product capability Institutional Bank• Digital and banker-led service aligned to customer needs

Sound NZ earnings New Zealand 130 Key financial metrics Change on 2H18 1H18 2H18 1H19 Revenue (NZ$m) 5% 1,174 1,190 1,248 Net interest margin (%) (2bps) 2.24 2.25 2.23 (53bps) Expense to income (%) 39.7 39.0 38.5 Customer deposit to loan ratio (%) 121bps 77.9 77.0 78.2 Stressed exposures to TCE (%) 1.86 1.57 1.57 - Key operating metrics Change on 2H18 1H18 2H18 1H19 Customers (#m) 1.36 1.35 1.35 - Branches (#) 164 163 161 (2) Consumer NPS1 +9 +8 +11 Up 3 Business NPS1 +17 +0 +4 Up 4 Agri NPS1 +52 +17 +16 Down 1 Funds (NZ$bn) (spot) 10.3 10.7 10.9 2% Service quality – complaints (000’s) 8.5 9.2 8.6 (7%) 1 Refer page 161 for details of metric definition and provider. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 1H18 2H18 Net interest income Non-interest income Operating expenses Impairment charges Tax and NCI 1H19 Cash earnings (NZ$m) AIEA up 2% and margin down 2bpsIncrease in risk management from product mix changes offset byand compliance expenses higher business spreads 52(16) (27) 6555 Paymark$13m impairment 5346 482 $40m gain on sale ofTurnaround from a benefit to a $14m impairment charge Up 4%

New Zealand key metrics1 New Zealand 131 708 686 74.2 2.05 1 All figures in NZ$ unless otherwise indicated. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Net interest margin (%) 2.242.252.23 2.17 1H172H171H182H181H19 Expense to income ratio (%) 43.4 39.0 1H172H171H182H181H19 40.8 39.7 38.5 Loans ($bn) & deposit to loan ratio (%) LoansCustomer deposit to loan ratio 75.577.977.078.2 7777798082 Mar-17Sep-17Mar-18Sep-18Mar-19 Revenue ($m) 1,248 1H172H171H182H181H19 1,190 1,1581,174 1,099 Cash earnings ($m) 555 534 1H172H171H182H181H19 508 463 482 Core earnings ($m) 768 726 622 1H172H171H182H181H19

Improving the customer experience through digital and new services New Zealand 132 Your Story2, is a tool, • assist customers identify 30 27 21 p 8ppts conversations have been completed business customers from January 2019 based on their behaviour, saving customers time Up 2ppts more likely to recommend Westpac and 71% of supported improved retention photos and details of 1.9 insurance quote 1 Digital online sales includes fulfilment volumes. 2. YourStory launched August 2018. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Deeper customer relationships Solutions based on customer goals used in branches, to what’s important to them and identify solutions to help them achieve their goals •Since launch, 104,000 Your Story customer •Expanded to cover businesses supporting small Creating ongoing value for customers •Value Me program helps customers by identifying the best products, services and banking solutions and money •1.2m Playback reports have been sent to customers since launch. 52% of customers contacted, are customers are feeling more valued. Program has Making it easier for customers •Apple pay launched 2nd April, allows customers to use their iPhone and Apple Watch to make secure contactless payments •EasyID enables new to bank customers to open a transaction or savings account, activate Westpac online banking and PIN using their own mobile device along with a NZ driver’s license or passport from March 2019 •beContento, a lifestyle mobile application for insurance, that allows customers to upload their possessions and receive a contents Digital for customers Digital sales1 (%) 35 U 2H171H182H181H19 Digitally active retail customers (%) 7071 69 68 2H171H182H181H19 Over-the-counter transactions (#m) 2.42.22.1 wn 12% 2H171H182H181H19 Do

Balance sheet drivers New Zealand 133 otal action ngs 62 62 Up 5% Flat Up 4% 58 deposits gage 47 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack New Zealand customer loans (NZ$bn) and % of tota Busi 82Pers 77Up 2%79Up 2%80Up 2% l ness onal 61 30 Mort 37 2 29 29 28 48 49 50 Sep-17Mar-18Sep-18Mar-19 New Zealand customer deposits (NZ$bn) and % of t Trans 64Savi 52 16 Term 25 23 15 14 13 15 15 15 15 33 33 32 30 Sep-17Mar-18Sep-18Mar-19 New Zealand net loans (NZ$bn) 79.180.40.71.082.1 Mar-18Sep-18ConsumerBusinessMar-19 Up 2% New Zealand deposits (NZ$bn) 61.661.90.91.464.2 Mar-18Sep-18ConsumerBusinessMar-19 Up 4%

Stressed exposures remain low New Zealand 134 4.4 3.9 0.1 0.1 0.1 0.1 0.0 0.0 0.4 0.4 Agribusiness portfolio Mar-18 Sep-18Mar-19 Westpac $9 TCE (NZ$bn) 8.9 9.2 9.4 Agriculture as a % of total TCE 8.0 8.3 8.2 % of portfolio graded as ‘stressed’2 12.1 9.7 10.0 % of portfolio in impaired 0.50 0.42 0.40 1 Large reduction in stressed exposures from Sep 2011 to Sep 2012 due primarily to transfer of WIB assets during 2012. 2 Includes impaired exposures. 3 Source: Fonterra. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Milk price & Fonterra dividend3 (NZ$) Kg Ms $10DividendMilk priceEconomics $8 $7 $6 $5 $4 $3 $2 $1 $0 2014/152015/162016/172017/182018/19 0.400.10 forecast 0.20 6.69 6.40 0.250.40 6.12 4.40 3.90 Dairy portfolio summary •Overall portfolio health remains sound. Dairy stressed exposures have been largely flat since November 2018. Focus remains on supporting existing dairy customers with proven long-term viability •Domestic milk production for 2018/19 is expected to be up slightly on last season following a record start. This is supporting higher Global Dairy Trade auction prices and lifts in 2018/19 forecast milk price •Regulatory reform, increasing costs, and disease issues (M. Bovis) continue to pose challenges Business stressed exposures as a % of New Zealand business TCE Watchlist & substandard 13.290+ day past due (dpd) and not impaired 6 6 Property 816Manufacturing Agriculture, forestry & fishing Wholesale trade Construction 58 Other 9.6 Impaired 6.8 0.2 4.4 4.95.55.3 0.2 3.2 3.33.43.73.33.2 3.4 0.2 2.3 0.1 2.4 2.9 0.20.1 2.2 1.5 0.9 0.8 Sep-11Sep-12Sep-131 Sep-14Sep-15Mar-16Sep-16Mar-17Sep-17Mar-18Sep-18Mar-19 3.0 3.4 2.9 4.0 4.8 5.0

Consumer credit quality in good shape New Zealand 135 1.0 1 LVR based on current loan property value at latest credit event. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Mar-12 1H11 2H11 1H12 2H12 1H13 2H13 1H14 2H14 1H15 2H15 1H16 2H16 1H17 2H17 1H18 2H18 1H19 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 Sep-16 Mar-17 Sep-17 Mar-18 Sep-18 Mar-19 Mortgage portfolio LVR1 (%) of portfolio 92% of mortgage portfolio less than 80% LVR 46% 23%23% 5%3% 0<=6060<=7070<=8080<=9090+ Mortgage loss rates each half (%) 0.25 0.20 0.15 0.10 0.05 01 0.00 0. Mortgages9900++ddaayydsdepelialnisnqtqudueuenenc(ci%eiess)(%) 1.0 0.5 0.14 0.0 Unsecured consumer 90+ day delinquencies (%) 1.5 1.02 0.5 0.0 Portfolio run-off and operational changes

Economics

Australian and New Zealand economic forecasts Economics 137 Source: Westpac Economics. 1 Year average growth rates. 2 Through the year growth rates. 3 Business investment adjusted to exclude the effect of public sector purchases of public assets. 4 NZ credit forecasts are for growth over the calendar year. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Key economic indicators (%) as at April 2019 Calendar year 201720182019F WorldGDP13.83.63.5 AustraliaGDP22.42.32.2 Private consumption22.82.02.2 Business investment2,36.9-0.21.0 Unemployment – end period5.55.05.5 CPI headline – year end1.91.81.8 Interest rates – cash rate1.501.501.00 Credit growth, Total – year end4.84.32.8 Credit growth, Housing – year end6.34.72.8 Credit growth, Business – year end3.04.73.3 New ZealandGDP23.42.32.8 Unemployment – end period4.54.34.2 Consumer prices1.61.91.5 Interest rates – official cash rate1.751.751.50 Credit growth – Total46.55.25.6 Credit growth – Housing47.45.96.1 Credit growth – Business45.24.35.2

Australian economic snapshot Economics 138 Australian economy key statistics (latest available as at 30 April 2019) Unemployment rate smoothed GDP Westpac Economics Forecast (end calendar 2019) 2.3% 2.2% Unemployment Rate Westpac Economics Forecast (end calendar 2019) 5.0% 5.5% Sources: ABS, RBA, Westpac Economics. Sources: ABS, Westpac Economics. Inflation Westpac Economics Forecast (end calendar 2019) 1.3% 1.80% Cash Rate Westpac Economics Forecast (end calendar 2019) 1.50% s 1.00% AUD/USD Westpac Economics Forecast (end calendar 2019) US$0.70 US$0.68 Sources: ABS, Westpac Economics. 1 Average RBA core CPI is average of seasonally adjusted trimmed mean & weighted median CPI. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Persistent weakness in labour incomes and consumer spending % annLabour income% annConsumption 1010 88 6long run6 44 22 00 -2-2 -4-4 Mar-99 Mar-03 Mar-07 Mar-11 Mar-15 Mar-19Mar-99 Mar-03 Mar-07 Mar-11 Mar-15 Mar-19 real long run avg f/cs real avg f/c Inflation remains subdued1 %yrAvg RBA core CPI %qtr (rhs)%qtr 8Headline CPI %yr (lhs)3.2 72.8 62.4 52.0 41.6 31.2 20.8 10.4 00.0 -1-0.4 Mar-97 Mar-01 Mar-05 Mar-09 Mar-13 Mar-17 Avg RBA core CPI %yr (lhs) f/cs Labour market to cool % 10.0 8.0 6.0 4.0 2.0 0.0 Mar-03Mar-07Mar-11Mar-15Mar-19 f/cs

The Australian economy Economics 139 NSW and Victoria 58% of population and employment 18 Construction 6 Health Finance Relative size of States (Share of Australia, 2017/18, %) GSP Population Employment 35 Exports 33 32 32 Construction 23 3 13 2 2 2 1 Finance NSW Victoria Queensland WA SA Tasmania Sources: ABS, Westpac Economics. 1 Real, financial years, experimental estimates. Sources: ABS, Westpac Economics. 1 Excludes ownership of dwellings and taxes less subsidies. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack 6 7 7 4 2626 26 19 20 20 20 14 14 10 10 Services employ a large part of the Australian workforce Output 2018 - sector contribution to GDP (%)1 ServicesMining 54%9Manufacturing Transport, Utilities 9Wholesale, Retail 10Agriculture 8Household services 10Education 86Public administration Business services Australian employment by sector 2018 (%) ServicesMining 59% 1527Manufacturing 9Transport, Utilities Wholesale, Retail 66Agriculture 8Household services 13Health, Social Assistance Education 13Public Administration Business services

Australian economic outlook: slower growth ahead Economics 140 Quarterly GDP Annual GDP period averages Sources: ABS, Westpac Economics. ann% 2019 Mar-95 Mar-99 Mar-03 Mar-07 Mar-11 Mar-15 Mar-19 Sources: ABS, Westpac Economics. Sources: RBA, Westpac Economics. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australian private sector credit growth subdued Australian private sector credit growth (% ann) 25HousingTotal creditBusiness 20asts 15 10 5 0 -5 -10 Forec end Australian growth mix: shifting drivers ppts/%annContributions to GDP growthppts/%ann 320152016201720182019f3 22 11 00 -1-1 * mining investment -2-2 ^ incl. housing Consumer^Mining *Non-miningPublicNet exports investment GDP Australia: 27 years of uninterrupted growth %ann%ann 88 66 44 22 00 -2-2 198819921996200020042008201220162020

Public sector supporting growth; service exports solid Economics 141 $bn (rhs) % of GDP (lhs) to 2022/23 1985/86 1993/94 2001/02 2009/10 2017/18 Sources: Budget papers, ABS, Westpac Economics. Sources: ABS, Westpac Economics. Sources: ABS, Westpac Economics. Sources: ABS, AFR, Westpac Economics. 1 Business services: $21bn, including: legal & professional services $5.3bn, financial services $4.3bn, IT & Telecomm $3.8bn, Intellectual property rights $1.1bn and other $6.3bn. 2 Includes WCFI+BI commodities index, 2 year swap spread and NFD to GDP. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Public infrastructure: strong upswing % of GDPTransport% of GDP 1.51.5 1.21.2 0.90.9 0.60.6 0.30.3 0.00.0 Dec-96Dec-00Dec-04Dec-08Dec-12Dec-16 Water + other Telecommunications Population growth remains high Population growth 2006-2016 average (% ann) EU0.28 Developed UK US Canada NZ World Developing Australia 0.00.51.01.52.0 0.33 0.76 0.80 1.08 1.15 1.20 1.37 1.69 Budget balance: return to surplus in 2019/20 % of GDPUnderlying cash balance$bn 440 220 00 -2-20 -4-40 -6-60 f/cs -4.1-4.2 Services exports rising $bnRolling annual, nominal$bn 4040 3535 3030 2525 2020 1515 1010 55 00 Dec-94Dec-98Dec-02Dec-06Dec-10Dec-14Dec-18Dec-22 Education Total service exports: +9.3%yr+15% Leisure travel Business services1 +8.2% Transportation Business travel

Australia’s commodity prices holding up Economics 142 8 8 Sources: ABS, Westpac Economics. Sources: RBA, Westpac Economics. Coal 15.0 Copper ore 1.4 Source: DFAT, ABS. Sources: ABS, Westpac Economics. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Australia’s top exports 2017-18 (% share) Iron ore15.2 Education-related travel services8.0 Natural gas7.7 Personal travel services5.4 Gold4.8 Aluminium ore2.3 Beef2.0 Crude petroleum1.6 Terms of trade (% ann) Terms of trade (lhs) % annNational income, nominal GDP (rhs)% ann 3012 2010 108 06 -104 -202 -300 -40-2 Dec-94Dec-98Dec-02Dec-06Dec-10Dec-14Dec-18 f/cs period avg: 5.6%yr Australia: key commodity exports ($bn) $bnIron oreCoalLNG$bn 77 66 55 44 33 22 11 00 Feb-09Feb-11Feb-13Feb-15Feb-17Feb-19 Australia: commodity prices (index) indexRBA non-rural commodity price indexindex 200AUDUSD200 180180 160160 140140 120120 100100 8080 6060 4040 Mar-09Mar-11Mar-13Mar-15Mar-17Mar-19

Some headwinds for the Australian consumer Economics 143 8 Sources: ABS, Westpac Economics. Sources: ABS, Westpac Economics. prices new dwelling investment turnover 50 50 10 10 Sources: CoreLogic, ABS, Westpac Economics. Sources: ABS, Westpac Economics. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Cooling housing market %ann%ann 4040 3030 2020 00 -10-10 -20-20 -30-30 Feb-09Feb-11Feb-13Feb-15Feb-17Feb-19 Westpac Forecast (dotted line) Election uncertainty %Australian employment% 55 44 33 22 11 00 -1-1 -2-2 Sep-12Sep-13Sep-14Sep-15Sep-16Sep-17Sep-18 6mth annualised pace Jul ‘16 Sep ‘13election election Australian wage inflation remains low %yrAustralian wage inflation (% ann) 7 6 5 4 3 2 1 0 Dec-98Dec-00Dec-02Dec-04Dec-06Dec-08Dec-10Dec-12Dec-14Dec-16Dec-18 Aus private sector wages Mining industry wages Consumer spending constrained by income growth Australian consumer spending (% ann) vs labour income (% ann) % annLabour incomereal 10 8 6yr 4 2 0 -2 -4 Dec-98Dec-02Dec-06Dec-10Dec-14Dec-18 Consumption Consumption long run avg: 3.4%

The Australian housing market in a period of adjustment Economics 144 Australian dwelling prices All dwellings (index, Jan 2004 = 100) index index 230 230 210 210 190 190 170 170 150 150 130 130 Sources: ABS, Westpac Economics. 110 110 90 90 Jan-04 Jan-06 Jan-08 Jan-10 Jan-12 Jan-14 Jan-16 Jan-18 Sources: CoreLogic, Westpac Economics. Dwelling prices %ch last 3mths (Apr-19) Dwelling prices YoY (Apr-19) Capital city Pop’n Sydney 4.8m Down 2.5% Down 10.9% Melbourne 4.5m Down 2.4% Down 10.0% Brisbane 2.3m Down 1.2% Down 1.9% Perth 1.9m Down 2.3% Down 8.3% Sources: ABS, CoreLogic, Westpac Economics. Sources: CoreLogic, ABS, Westpac Economics. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Dwelling turnover %% of total stock% 9.09.0 8.08.0 7.07.0 6.06.0 5.05.0 4.04.0 3.03.0 Mar-97Mar-01Mar-05Mar-09Mar-13Mar-17 AustraliaNSWVic *qtly, annualised; last 3mths are estimates based on partial data Rest of Australia Other capitals Sydney-Melbourne Finance approvals $bnValue of housing finance commitments ($bn)$bn 1414 1212 1010 88 66 44 22 00 Feb-99Feb-03Feb-07Feb-11Feb-15Feb-19 'Upgraders' Investors First home buyers

Quality of banks’ new lending continues to improve Economics 145% 16 12 7 3 Source: APRA, RBA, Westpac Economics. Sources: RBA, Westpac Economics. % flow limit 15.8 Sources: ABS, APRA, RBA, Westpac Economics. Sources: ABS, APRA, RBA, Westpac Economics. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Lower flow of interest only loans Interest only housing loans 60 50 40 30 24.9 20 10 0 Dec-08Dec-10Dec-12Dec-14Dec-16Dec-18 Outstanding loans10% investorAPRA 30% New loanscredit growth limitinterest only new Lower new flow of 90%+ LVR loans %High LVR housing loans 25 20 1514.4 10 9 5 0 Dec-08Dec-10Dec-12Dec-14Dec-16Dec-18 80-90%90%+ 6. Change in composition of housing credit Australian housing credit growth (6mth % change annualised) Total10% limit on investment30% limit on interest Investor 8 4 05 Mar-13Mar-14Mar-15Mar-16Mar-17Mar-18Mar-19 property annual portfolio growthonly originations Owner-occupier 4. 3. 0. Introduction of differentiated mortgage pricing %Mortgage interest rates (major bank average) 7.5 7.0 6.5 6.0 5.5 5.0 Mar-14Mar-15Mar-16Mar-17Mar-18Mar-19 Own-occ. - principal and interest Own-occ. - interest only Investor - principal and interest Investor - interest only 6.42 5.94 5.93 5.20

Physical supply/demand fundamentals remain sound across wider market Economics 146 Population Total increase in dwellings 450 450 f’casts 350 350 rise 200 200 100 100 2.0 Sources: ABS, Westpac Economics. Dwelling stock is net of demolitions – implied by Census data. Sources: REIA, Westpac Economics. UK Sources: ABS, RBA, Westpac Economics. Source: AFR, Westpac Economics. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Population growth remains high in Australia Population growth 2006-2016 average (% ann) EU0.28 Developed US Canada NZ World Developing Australia 0.00.51.01.52.0 0.33 0.76 0.80 1.08 1.15 1.20 1.37 1.69 Dwelling approvals down from 2016 highs Dwelling approvals (‘000 month, annualised) Private approvalsTrendSA 240240 es 200200 160160 120120 8080 Feb-99Feb-03Feb-07Feb-11Feb-15Feb-19 RBA easing cycl Dwelling supply has not kept pace with stronger demand ‘000Population versus dwelling stock (annual average change ‘000)‘000 400400 300300 250250 150150 5050 00 1950s1960s1970s1980s1990s2000s Last 9yrsNext 2yrs high Rental vacancy rates %Rental vacancy rates (%, quarterly, annual average) 8SydneyBrisbane 7 6 5 43.6 3.0 2.3 1 0 Dec-88Dec-93Dec-98Dec-03Dec-08Dec-13Dec-18 MelbournePerth National average since 1980 3 2

Australian household balance sheets Economics 147 14 180 180 18 140 120 100 24 60 28 Dec-97 Dec-00Dec-03Dec-06Dec-09 Dec-12 Dec-15 Dec-18 Sources: CoreLogic, ABS, Westpac-Melbourne Institute. Sources: ABS, RBA, Westpac Economics. 600 1st 2nd 3rd 4th 5th Sources: ABS, RBA, Westpac Economics. Sources: ABS, RBA, Westpac Economics. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Higher income households have increased borrowings %Australian household debt-to-income ratios by income quintile (%) 250 200 150 100 50 0 2002200620102014 Australian household net wealth has also increased % Annual household disposable income %Total assets% 14001200 12001000 1000800 800 600 400400 200200 00 Dec-83Dec-88Dec-93Dec-98Dec-03Dec-08Dec-13Dec-18 Total liabilities Total net worth Affordability & buyer sentiment indexBuyer sentiment (Time to buy dwelling) (lhs)% 20012 16016 20 22 8026 4030 Affordability (rhs)* latest 30yr avgImprove *% income required to finance the purchase of a median-priced dwellingDeteriorate Australian household debt to income ratio remains high Australian households debt to income ratio (%) Total (gross) debtForecasts 2002019 160 140 120 100 80 60 40 20 0 -20 -40 Dec-88Dec-93Dec-98Dec-03Dec-08Dec-13Dec-18 Total debt net of offset accountsend Total debt net of all deposits Trend since Jun-07

Australia’s high rise apartment market – past the peak although supply still coming online Economics 148 Population Total increase in dwellings 450 450 300 300 200 200 Sources: REIA, Westpac Economics. Dwelling stock is net of demolitions – implied by Census data. Source: RBA, CoreLogic. ‘000s ‘000s Non-high rise Other high rise High rise top 5 areas 20 20 18% Sources: ABS, Westpac Economics. 1 Estimated proportion of approved dwellings completed by months after approval. Note that not all approved dwellings are completed, reflecting both cancellations and reductions in project size. Also, ‘high rise’ projects often have significant delays between approval and commencement. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Projected dwelling completions, major metro areas Dwelling completions by capital city (‘000s, rolling 6mth totals) 3535 3030 2525 1515 1010 55 00 Jun-07Jun-13Jun-19Jun-07Jun-13Jun-19Jun-07Jun-13Jun-19 SydneyMelbourneBrisbane/SEQ Projected 11% 41% 48% Projected 10% 19% 71% Projected 8% 74% Aggregate supply/demand fundamentals remain positive ‘000Population versus dwelling stock (annual average change ‘000)‘000 400400 350350 250250 150150 100100 5050 00 1950s1960s1970s1980s1990s2000s last 8yrs next 2yrs high rise Dwelling construction: indicative completion times1%% 100100 9090 8080 7070 6060 5050 4040 3030 2020 1010 00 01224364860 Detached houses Low-mid rise High rise Average construction time for ‘high rise’ about 2-2½yrs

New Zealand economic snapshot – growth has taken a step down Economics 149 New Zealand economy key statistics (latest available as at 30 April 2019) 6 6 GDP1 Westpac Economics Forecast (end calendar 2019) 2.8% 2.5% Unemployment Rate Westpac Economics Forecast (end calendar 2019) 4.3% 4.2% Source: Stats NZ, Westpac Economics. Source: Stats NZ, Westpac Economics. Inflation Westpac Economics Forecast (end calendar 2019) 1.5% 1.5% Cash Rate Westpac Economics Forecast (end calendar 2019) 1.75% 1.50% NZD/USD Westpac Economics Forecast (end calendar 2019) US$0.67 US$0.66 Source: Westpac Economics estimates. Source: Stats NZ, Westpac Economics. 1 Year average growth rates. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Population growth cooling Population growth (annual) %% 2.02.0 1.51.5 1.01.0 0.50.5 0.00.0 200220062010201420182022 Forecast Construction approaching peak $bnConstruction spending (annual)$bn 4040 3030 2020 1010 00 2005200820112014201720202023 Kaikoura earthquake costs Canterbury rebuild Construction (excl. quake costs) Forecast GDP growth has cooled GDP (%) %% 44 22 00 -2-2 2005 2007 2009 2011 2013 2015 2017 2019 Qtr % chg Annual average % change Spending to slow as housing cools House prices and household spending %House price inflation% 306 255 204 153 102 51 00 -5-1 -10-2 -15-3 -20-4 -25-5 2000 2003 2006 2009 2012 2015 2018 2021 (left axis) Per capita household spending (right axis) Forecast

The New Zealand economy Economics 150 Regional GDP Total nominal GDP 2018: $293bn Population 4.9 mil Northland, $7bn 4% of population Auckland, $108bn Bay of Plenty, $16bn 6% of population 35% of population Waikato, $24bn 10% of population 36 Taranaki, Whanganui/Manawatu, $19bn 7% of population Tasman/Nelson, $5bn Gisborne/Hawke’s Bay, $10bn 4% of population 2% of population Wellington, $37bn 11% of population Marlborough, $3bn 1% of population West Coast, $2bn 1% of population Manufacturing 9 Transport Southland, $6bn 2% of population Canterbury, $35bn 13% of population Otago, $13bn 5% of population Sources: Stats NZ, Westpac Economics. Sources: Stats NZ, Westpac Economics. Nationwide GDP and employment figures are for the year to December 2018, regional figure are for the year to March 2018. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack NZ output and employment Output 2018 - sector contribution to GDP (%) Primary industries 37Construction 11Electricity / Gas / Water Food Manufacturing Manufacturing (excl. food) 7 Wholesale / Retail / Accommodation Transport 13Financial and professional services 5Public administration Social services (incl. health) Other NZ employment by sector 2018 (%) 86Primary industries 9 19 Financial / professional services / IT 6 19Public administration 194Social services (incl. health) Other

New Zealand economic indicators Economics 151 450 Source: ANZ, Westpac Economics. Source: Stats NZ, Westpac Economics. % %yr 8 8 3 3 2001 2005 2009 2013 2017 2021 Source: Stats NZ, Westpac Economics. Source: RBNZ, Westpac Economics. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack RBNZ has shifted to an easing bias %Interest rates (%)% 1010 99 77 66 55 44 22 11 90 day bank bill rate 2 year swap rateForecast 5 year swap rate Labour market has tightened Unemployment rate and wage growth (%) 74.5 64.0 3.5 53.0 42.5 32.0 21.5 1.0 10.5 00.0 2007200920112013201520172019 Forecast Unemployment rate (left axis)Labour Cost Index (right axis) Inflation off its lows, still moderate %Inflation (%)% 66 55 44 33 22 11 00 2007200920112013201520172019 CPI inflationForecast CPI excluding petrol Export prices remain favourable NZ export commodity price index (world prices) Index Meat,skins & woolForestryDairy 400 350 300 250 200 150 100 50 0 2006200820102012201420162018

New Zealand housing market expected to be dampened by policy changes Economics 152 Source: REINZ. Sources: QVNZ, Westpac Economics. Investors below 70% LVR Investors above 70% LVR 50 Source: RBNZ. Source: RBNZ. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Index = 100 in 2008 Index = 100 in 2008 Macroprudential policies have eased… %Investors’ share of new mortgage lending (%) 40 30 20 10 0 Jan-15Jul-15Jan-16Jul-16Jan-17Jul-17Jan-18Jul-18Jan-19 LVRs tightened LVRs eased …further easing likely if property market slows further %New Zealand household debt statistics% 20(% of household disposable incomes)175 15150 10125 5100 075 2000200220042006200820102012201420162018 Debt servicing (left axis)Household debt (right axis) Policy changes have softened housing demand… New Zealand house prices by region (index) 220220 200200 180180 160160 140140 120120 100100 8080 Jan-08Jan-10Jan-12Jan-14Jan-16Jan-18 NZ ex Auckland and Canterbury Auckland Canterbury …and a period of subdued price growth is expected New Zealand house prices (nationwide, %) 2020 1515 1010 55 00 -5-5 -10-10 -15-15 2008201020122014201620182020 Forecast

Appendix and Disclaimer

Appendix 1: Cash earnings adjustments Appendix and Disclaimer 154 1H18 $m 2H18 $m 1H19 $m Cash earnings adjustment Description Reported net profit 4,198 3,897 3,173 Net profit attributable to owners of Westpac Banking Corporation Identifiable intangible assets arising from business acquisitions are amortised over their useful lives, ranging between four and twenty years. This amortisation (excluding capitalised software) is a cash earnings adjustment because it is a non-cash flow item and does not affect cash distributions available to shareholders. The last of these intangible assets were fully amortised in December 2017 Amortisation of intangible assets 17 - - Fair value on economic hedges (which do not qualify for hedge accounting under AAS) comprise: • The unrealised fair value (gain)/loss on foreign exchange hedges of future New Zealand earnings impacting non-interest income is reversed in deriving cash earnings as they may create a material timing difference on reported results but do not affect the Group’s cash earnings over the life of the hedge; and The unrealised fair value (gain)/loss on hedges of accrual accounted term funding transactions are reversed in deriving cash earnings as they may create a material timing difference on reported results but do not affect the Fair value (gain)/loss on economic hedges 37 (163) 126 • Group’s cash earnings over the life of the hedge The unrealised (gain)/loss on ineffective hedges is reversed in deriving cash earnings because the gain or loss arising from the fair value movement in these hedges reverses over time and does not affect the Group’s profits over time Ineffective hedges 9 4 (5) Consistent with prior periods’ treatment, this item has been treated as a cash earnings adjustment given its size and that it does not reflect ongoing operations. The Group has indicated that it may sell the remaining 10% shareholding in Pendal Group Limited at some future date. From September 2018, this adjustment relates to the mark to market of the shares and separation costs related to the original sell down. Any future gain or loss on this shareholding will similarly be excluded from the calculation of cash earnings Adjustments related to Pendal Group (formerly BTIM) - 73 4 Under AAS, Westpac shares held by the Group in the managed funds and life businesses are deemed to be Treasury shares and the results of holding these shares can not be recognised in the reported results. In deriving cash earnings, these results are included to ensure there is no asymmetrical impact on the Group’s profits because the Treasury shares support policyholder liabilities and equity derivative transactions which are re-valued in determining income Treasury shares (10) 3 (2) Cash earnings 4,251 3,814 3,296 Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Appendix 2: Sustainability Appendix and Disclaimer 155 Bloomberg Gender Equality Index Workplace Gender Equality Platinum status in the Australian in May 2018 1 As at 31 March 2019, unless otherwise indicated. 2 Copyright ©2019 Sustainalytics. 3 The inclusion of WBC in any MSCI Index, and the use of MSCI logos, trademarks, service marks or index names herein, do not constitute a sponsorship, endorsement or promotion of WBC by MSCI or any of its affiliates. The MSCI Indexes are the exclusive property of MSCI. MSCI and the MSCI index names and logos are trademarks or service marks of MSCI or its affiliates. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Inclusion and diversity recognition1 Included in the 2019 Employer of Choice by The Agency, held for 15 years Received highest accolade of Workplace Equality Index Awards Sustainability indexes1 A world leader and member of DJSI World, DJSI Asia Pacific, and DJSI Australia Indexes Leader class among peer group2,, highest ranked Australian Bank, April 2019 Member of the FTSE4Good Index, of which Westpac has been a member for over 10 years, announced in August 2018 Member of the MSCI ESG Leaders index3 Member of the STOXX 2018/2019 ESG Leaders Indices for the sixth consecutive year Industry awards1 Awarded Bronze Class ranking in RobecoSAM’s 2019 Sustainability Yearbook Achieved highest “Leading” rating for the 11th consecutive year for disclosure of sustainability risks in 2018 Received “B” rating in the 2018 CDP for our response to climate change, announced January 2019 Reconfirmed as a constituent of the Ethibel Sustainability Index (ESI) Excellence Global, April 2019 Achieved highest ISS QualityScore Environment and Social score of 1, last confirmed April 2019.

Appendix 2: Sustainability Appendix and Disclaimer 156 Founding bank of the PRBs, and first to report Signatory (2007) CEO Statement of Commitment (2015) Supporter (2015) Founding Adopter, Initiative related Financial Disclosures Signatory (2018) The Montreal Carbon Pledge Signatory (2002), Global Compact Network Australia Statement on Climate Change partnership with CDP Partner Corporate Member Signatory (2015) (for social enterprises) Founding signatory (2018) Since 2012 (for Indigenous owned businesses) (for women owned businesses) (2014) 1 As at 31 March 2019, unless otherwise indicated. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Key commitments and partnerships1 Principles for Responsible BankingPrinciples for Responsible InvestmentUN Sustainable Development GoalsParis Climate Agreement alignment with the draft Principles The Equator PrinciplesUN Environment Program FinanceFinancial Stability Board’s Task Force on Climate-Climate Action 100+ First Australian Bank (2003)Founding Member (1991)Align with and support RE100, an initiative of The Climate Group inCommitment to United Nations Global CompactGlobal Investor Coalition Member (2019)Founding Member (2009)Signatory (2014)Signatory (2014) Climate Bonds InitiativeCarbon Markets InstituteWe Mean Business CoalitionSocial Traders Member of Connect (2016) United Nations Tobacco-Free Finance pledge Carbon Neutral CertificationSupply NationWeConnect International Founding member (2016)

Appendix 3: Definitions – Divisions Appendix and Disclaimer 157 Consumer Bank (CB) is responsible for sales and service to consumer customers in Australia under the Westpac, St.George, BankSA, Bank of Melbourne and RAMS brands. Activities are conducted through a dedicated team of specialist consumer relationship managers along with an extensive network of branches, call centres and ATMs. Customers are also supported by a range of internet and mobile banking solutions. CB also works in an integrated way with Business Bank, BTFG and WIB in the sales and service of certain financial services and products including in wealth and foreign exchange. The revenue from these products is mostly retained by the product originator Westpac Institutional Bank (WIB) delivers a broad range of financial products and services to commercial, corporate, institutional and government customers with connections to Australia and New Zealand. WIB operates through dedicated industry relationship and specialist product teams, with expert knowledge in financing, transactional banking, and financial and debt capital markets. Customers are supported throughout Australia as well as via branches and subsidiaries located in New Zealand, the US, UK and Asia. WIB is also responsible for Westpac Pacific currently providing a range of banking services in Fiji and PNG. WIB works in an integrated way with all the Group’s divisions in the provision of more complex financial needs including across foreign exchange and fixed interest solutions Consumer Bank WIB Business Bank (BB) is responsible for sales and service to SME and commercial business customers in Australia for facilities up to approximately $150 million. The division operates under the Westpac, St.George, BankSA and Bank of Melbourne brands. Customers are provided with a wide range of banking and financial products and services to support their borrowing, payments and transaction needs. In addition, specialist services are provided for cash flow finance, trade finance, automotive and equipment finance, and property finance. The division is also responsible for consumer customers with auto finance loans. BB works in an integrated way with Consumer Bank, BTFG and WIB in the sales and service of select financial services and products including corporate superannuation, foreign exchange and interest rate hedging. The revenue from these products is mostly retained by the product originator Westpac New Zealand is responsible for sales and service of banking, wealth and insurance products for consumers, business and institutional customers in New Zealand. Westpac conducts its New Zealand banking business through two banks in New Zealand: Westpac New Zealand Limited, which is incorporated in New Zealand and Westpac Banking Corporation (New Zealand Branch), which is incorporated in Australia. Westpac New Zealand operates via an extensive network of branches and ATMs across both the North and South Islands. Business and institutional customers are also served through relationship and specialist product teams. Banking products are provided under the Westpac brand while insurance and wealth products are provided under Westpac Life and BT brands, respectively. New Zealand also maintains its own infrastructure, including technology, operations and treasury Business Bank Westpac NZ BT Financial Group (Australia) (BTFG) is the Australian wealth management and insurance arm of the Westpac Group providing a broad range of associated services. BTFG’s funds management operations include the manufacturing and distribution of investment, superannuation and retirement products, wealth administration platforms, private wealth, margin lending and equities broking. BTFG’s insurance business covers the manufacturing and distribution of life, general and lenders mortgage insurance. The division also uses third parties to manufacture certain general insurance products. In managing risk across all insurance classes the division reinsures certain risks using external providers. In addition to the BT brand, BTFG operates a range of financial service brands along with the banking brands of Westpac, St.George, Bank of Melbourne and BankSA for Private Wealth and Insurance This segment provides centralised Group functions including Treasury, Technology and Core Support (finance, human resources etc.). Costs are partially allocated to other divisions in the Group, with costs attributed to enterprise activity retained in Group Businesses. This segment also reflects Group items including: earnings on capital not allocated to divisions, earnings from non-core asset sales, earnings and costs associated with the Group’s fintech investments and certain other head office items such as centrally raised provisions BTFG Group Businesses or GBU Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Appendix 3: Definitions – Credit quality Appendix and Disclaimer 158 Includes facilities where: For financial assets that are non-performing a provision for lifetime expected losses is recognised. Interest revenue is calculated on the carrying amount net of the provision for ECL rather than the gross carrying amount Stage 3 Lifetime ECL – non-performing • contractual payments of interest and / or principal are 90 or more calendar days overdue, including overdrafts or other revolving facilities that remain continuously outside approved limits by material amounts for 90 or more calendar days (including accounts for customers who have been granted hardship assistance); or an order has been sought for the customer’s bankruptcy or similar legal action has been instituted which may avoid or delay repayment of its credit obligations; and the estimated net realisable value of assets / security to which Westpac has recourse is sufficient to cover repayment of all principal and interest, or where there are otherwise reasonable grounds to expect payment in full and interest is being taken to profit on an accrual basis. Includes exposures that have deteriorated to the point where full collection of interest and principal is in doubt, based on an assessment of the customer’s outlook, cashflow, and the net realisation of value of assets to which recourse is held and includes: 90 days past due and not impaired • • facilities 90 days or more past due, and full recovery is in doubt: exposures where contractual payments are 90 or more days in arrears and the net realisable value of assets to which recourse is held may not be sufficient to allow full collection of interest and principal, including overdrafts or other revolving facilities that remain continuously outside approved limits by material amounts for 90 or more calendar days; non-accrual assets: exposures with individually assessed impairment provisions held against them, excluding restructured loans; restructured assets: exposures where the original contractual terms have been formally modified to provide for concessions of interest or principal for reasons related to the financial difficulties of the customer; other assets acquired through security enforcement (includes other real estate owned): includes the value of any other assets acquired as full or partial settlement of outstanding obligations through the enforcement of security arrangements; and any other assets where the full collection of interest and principal is in doubt • Expected credit losses (ECL) are a probability-weighted estimate of the cash shortfalls expected to result from defaults over the relevant timeframe. They are determined by evaluating a range of possible outcomes and taking into account the time value of money, past events, current conditions and future economic conditions Impaired assets Provision for expected credit losses (ECL) • • Collectively assessed provisions (CAPs) • Loans not found to be individually impaired or significant will be collectively assessed in pools of similar assets with similar risk characteristics Provisions raised for losses that have already been incurred on loans that are known to be impaired and are assessed on an individual basis. The estimated losses on these impaired loans is based on expected future cash flows discounted to their present value and, as this discount unwinds, interest will be recognised in the income statement • Individually assessed provisions (IAPs) Watchlist and substandard, 90 days past due and not impaired and impaired assets Stressed assets For financial assets where there has been no significant increase in credit risk since origination a provision for 12 months expected credit losses is recognised. Interest revenue is calculated on the gross carrying amount of the financial asset Stage 1: 12 months ECL – performing Represents the sum of the committed portion of direct lending (including funds placement overall and deposits placed), contingent and pre-settlement risk plus the committed portion of secondary market trading and underwriting risk Total committed exposures (TCE) For financial assets where there has been a significant increase in credit risk since origination but where the asset is still performing a provision for lifetime expected losses is recognised. Interest revenue is calculated on the gross carrying amount of the financial asset Stage 2: Lifetime ECL – performing Watchlist and substandard Loan facilities where customers are experiencing operating weakness and financial difficulty but are not expected to incur loss of interest or principal Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Appendix 3: Definitions – Earnings, capital and liquidity Appendix and Disclaimer 159 As defined by APRA (unless stated otherwise). Tier 1 capital divided by ‘exposure measure’ and expressed as a percentage. ‘Exposure measure’ is the sum of on-balance sheet exposures, derivative exposures, securities financing transaction exposures and other off-balance sheet exposures Leverage ratio Average interest-earning assets (AIEA) The average balance of assets held by the Group that generate interest income. Where possible, daily balances are used to calculate the average balance for the period Assets (both on and off-balance sheet) are risk weighted according to each asset’s inherent potential for default and what the likely losses would be in case of default. In the case of non-asset-backed risks (ie. market and operational risk), RWA is determined by multiplying the capital requirements for those risks by 12.5 Cash earnings divided by the weighted average ordinary shares (cash earnings basis) Cash earnings per ordinary share Risk weighted assets or RWA Core earnings Net operating income less operating expenses Full-time equivalent employees (FTE) A calculation based on the number of hours worked by full and part-time employees as part of their normal duties. The full-time equivalent of one FTE is 76 hours paid work per fortnight Committed liquidity facility (CLF) The RBA makes available to Australian Authorised Deposit-taking Institutions a CLF that, subject to qualifying conditions, can be accessed to meet LCR requirements under APS210 Liquidity Net interest margin (NIM) Calculated by dividing net interest income by average interest-earning assets High quality liquid assets Assets which meet APRA’s criteria for inclusion as HQLA in the numerator of the LCR (HQLA) Net tangible assets (total equity less goodwill and other intangible assets Net tangible assets less minority interests) divided by the number of ordinary shares on issue per ordinary share An APRA requirement to maintain an adequate level of unencumbered high quality liquid assets, to meet liquidity needs for a 30 calendar day period under an APRA-defined severe stress scenario. Absent a situation of financial stress, the value of the LCR must not be less than 100%, effective 1 January 2015. LCR is calculated as the percentage ratio of stock of HQLA and CLF over the total net cash out-flows in a modelled 30 day defined stressed scenario (reported) Liquidity coverage ratio (LCR) Weighted average ordinary shares (cash earnings) Weighted average number of fully paid ordinary shares listed on the ASX for the relevant period The NSFR is defined as the ratio of the amount of available stable funding (ASF) to the amount of required stable funding (RSF) defined by APRA. The amount of ASF is the portion of an ADI’s capital and liabilities expected to be a reliable source of funds over a one year time horizon. The amount of RSF is a function of the liquidity characteristics and residual maturities of an ADI’s assets and off-balance sheet activities. ADI’s must maintain an NSFR of at least 100% As defined by APRA (unless stated otherwise) Capital ratios Net stable funding ratio (NSFR) Internationally comparable regulatory capital ratios are Westpac’s estimated ratios after adjusting the capital ratios determined under APRA Basel III regulations for various items. Analysis aligns with the APRA study titled “International capital comparison study” dated 13 July 2015 Internationally comparable ratios Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Capital Liquidity Earnings Drivers

Appendix 3: Definitions – Other Appendix and Disclaimer 160 3 month rolling Retail Market Monitor data (survey conducted by Camorra Research). Main bank customers are asked to rate the overall level of service they receive from their main bank on a scale of 1 (poor) to 5 (excellent). Results represent the % of customers who rate the service as either 4 (very good) or 5 (excellent), excluding “don’t know” Data based on DBM Consultants, Respondents aged 18+ and 12 month rolling. Wealth penetration is defined as the proportion of Australians who have a Deposit Product, Lending Product or Credit/Debit Card with a Banking Group and also have Managed Funds, Superannuation or Insurance with the same Banking Group. Note: Westpac and St.George use Managed Funds, Superannuation or Insurance with Westpac Group. CSat (Westpac NZ) Australian customers with wealth products metrics provider Australian consumer and business customers who have had an authenticated session (including Quickzone) on Westpac Group digital banking platforms in the prior 90 days Westpac includes Westpac and Challenge Bank. St.George includes St.George, BankSA, Bank of Melbourne, RAMS and Dragondirect. Westpac Group includes Westpac, Challenge Bank, St.George, BankSA, Bank of Melbourne, RAMS, Dragondirect, Advance Asset Management, Asgard, Bankers Trust, BT, Rothschild and Sealcorp. Peers includes: ANZ Group, CBA Group and NAB Group. Digitally active Sales refers to digital sales of consumer core products only. Sales with a funded deposit or activation constitute a quality sale. Includes new American Express credit card sales Digital sales Branch transactions Branch transactions are typically withdrawals, deposits, transfers and payments Digital transactions Digital transactions are typically payments and transfers The Customer Satisfaction score is an average of customer satisfaction ratings of the customer’s main financial institution for consumer or business banking on a scale of 0 to 10 (0 means ‘extremely dissatisfied’ and 10 means ‘extremely satisfied) MFI share results are based on the number of customers who have a Main Financial Institution (MFI) relationship with an institution, as a proportion of the number of customers that have a MFI relationship with any institution Customer satisfaction or CSat MFI share CSat – overall business Source: DBM Consultants Business Financial Services Monitor, March 2017 – March 2019, 6MMA. MFI customers, all businesses Consumer MFI share Source: DBM Consultants Consumer Atlas, 6 months to March 2019, MFI customers CSat – overall consumer Source: DBM Consultants Consumer Atlas, March 2017 – March 2019, 6MMA. MFI customers Source: DBM Consultants Business Financial Services Monitor, 12 months to March 2019, MFI customers, SME businesses. SME businesses are those organisations with annual turnover under $5 million (excluding Agribusinesses) SME MFI share Source: DBM Consultants Business Financial Services Monitor, March 2017 – March 2019, 6MMA. MFI customers, SME businesses. SME businesses are those organisations with annual turnover under $5 million (excluding Agribusinesses) CSat – SME Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Appendix 3: Definitions – Other Appendix and Disclaimer 161 Source: DBM Consultants Business Financial Services Monitor, 12 months Commercial MFI to March 2019, MFI customers, Commercial businesses. Commercial NPS – overall consumer Source: DBM Consultants Consumer Atlas, March 2017 – March 2019, 6MMA. MFI customers share businesses are those organisations with annual turnover $5 million to $100 million (excluding Agribusinesses) Net Promoter Score measures the net likelihood of recommendation to others of the customer’s main financial institution. Net Promoter ScoreSM is a trademark of Bain & Co Inc., Satmetrix Systems, Inc., and Mr Frederick Reichheld. Using a scale of 0 to 10 (0 means ‘extremely unlikely’ and 10 means ‘extremely likely’), the 0-6 raters (detractors) are deducted from the 9-10 raters (promoters) NPS – overall business Source: DBM Consultants Business Financial Services Monitor, March 2017 – March 2019, 6MMA. MFI customers, all businesses. Net Promoter Score or NPS 6 month rolling Agri Market Monitor data (survey conducted by Key Research). Respondents are asked about likelihood to recommend their main business bank to business colleagues, friends or family on a scale of 1 (extremely unlikely) to 10 (extremely likely). Net Promoter Score is represents % of Promoters (recommend score of 9 or 10) minus % of Detractors (recommend score of 1 to 6) SGB Brands (Consumer): St.George Bank, Bank of Melbourne, BankSA, RAMS, Dragondirect SGB Brand NPS Agri (Westpac NZ) SGB Brands (Business): St.George Bank, Bank of Melbourne and BankSA Source: 6 month rolling Business Finance Monitor data (survey conducted by Kantar TNS among businesses with an annual turnover of $5 to $150 million). Respondents are asked about likelihood to recommend their main business bank to business colleagues and associates on a scale of 1 (extremely unlikely) to 10 (extremely likely). Net Promoter Score is represents % of Promoters (recommend score of 9 or 10) minus % of Detractors (recommend score of 1 to 6) Westpac Group rank The ranking refers to Westpac Group’s position relative to the other three major Australian banking groups (ANZ Group, CBA Group and NAB Group) NPS Business (Westpac NZ) Women in Leadership refers to the proportion of women (permanent and maximum term) in leadership roles across the Group. It includes the CEO, Group Executive, General Managers, senior leaders with significant influence on business outcomes,(direct reports to General Managers and their direct reports), large (3+) team people leaders three levels below general manager, and Bank and Assistant Bank Managers Source: 3 month rolling Retail Market Monitor data (survey conducted by Camorra Research). Respondents are asked about likelihood to recommend their main bank to family and friends on a scale of 1 (extremely unlikely) to 10 (extremely likely). Net Promoter Score is represents % of Promoters (recommend score of 9 or 10) minus % of Detractors (recommend score of 1 to 6) Women in Leadership NPS Consumer (Westpac NZ) Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack

Investor Relations Team Contact us 162 www.westpac.com.au/investorcentre Head of Investor Relations Director Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack Investor Relations Team Andrew BowdenNicole MehalskiAnnual reports Presentations and webcasts +61 2 8253 4008+61 2 8253 16675 year financial summary andrewbowden@westpac.com.aunicole.mehalski@westpac.com.auPrior financial results Jacqueline BoddyLouise Coughlan Director (Debt Investor Relations)Director +61 2 8253 3133+61 2 8254 0549 jboddy@westpac.com.aulcoughlan@westpac.com.au Danielle StockRebecca Plackett Senior ManagerSenior Manager +61 2 8253 0922+61 2 8253 6556 danielle.stock@westpac.com.aurplackett@westpac.com.au Or email: investorrelations@westpac.com.au

Disclaimer 163 The material contained in this presentation is intended to be general background information on Westpac Banking Corporation (Westpac) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in Australian dollars unless otherwise indicated. Unless otherwise noted, financial information in this presentation is presented on a cash earnings basis. Cash earnings is a non-GAAP measure. Refer to Westpac’s 2019 Interim Financial Results (incorporating the requirements of Appendix 4D) for the six months ended 31 March 2019 available at www.westpac.com.au for details of the basis of preparation of cash earnings. Refer to page 41 for an explanation of cash earnings and Appendix 1 page 154 for a reconciliation of reported net profit to cash. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the US Securities Exchange Act of 1934. Forward-looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions, results of operations and financial condition, including, without limitation, future loan loss provisions, financial support to certain borrowers, indicative drivers, forecasted economic indicators and performance metric outcomes. We use words such as ‘will’, ‘may’, ‘expect’, 'indicative', ‘intend’, ‘seek’, ‘would’, ‘should’, ‘could’, ‘continue’, ‘plan’, ‘probability’, ‘risk’, ‘forecast’, ‘likely’, ‘estimate’, ‘anticipate’, ‘believe’, ‘aim’, or other similar words to identify forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are subject to change, certain risks, uncertainties and assumptions which are, in many instances, beyond our control, and have been made based upon management’s expectations and beliefs concerning future developments and their potential effect upon us. There can be no assurance that future developments will be in accordance with our expectations or that the effect of future developments on us will be those anticipated. Actual results could differ materially from those which we expect, depending on the outcome of various factors. Factors that may impact on the forward-looking statements made include, but are not limited to, those described in the section titled ‘Risk factors' in Westpac’s 2019 Interim Financial Results (incorporating the requirements of Appendix 4D) for the six months ended 31 March 2019 (or Annual Report for the year ended 30 September 2018) available at www.westpac.com.au. When relying on forward-looking statements to make decisions with respect to us, investors and others should carefully consider such factors and other uncertainties and events. We are under no obligation to update any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation. Westpac Group 2019 Interim Results Presentation & Investor Discussion Pack